UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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YULONG ECO-MATERIALS LIMITED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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YULONG ECO-MATERIALS LIMITED

Eastern End of Xiwuzhuang Village

Jiaodian Town, Xinhua Area

Pingdingshan, Henan Province

People’s Republic of China

Phone: +86-375-8888988

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 18, 2015 AT 10:00 A.M. BEIJING LOCAL TIME

TO THE SHAREHOLDERS OF YULONG ECO-MATERIALS LIMITED:

The 2015 Annual Meeting of the shareholders of Yulong Eco-Materials Limited (the “Annual Meeting”), a Cayman Islands exempted company, (the “Company”), will be held on December 18, 2015 at 10:00 a.m. Beijing Local Time (same as December 17, 2015 at 9:00 p.m. U.S. Eastern Standard Time), at the Company’s principal executive offices located at Eastern End of Xiwuzhuang Village, Jiaodian Town, Xinhua Area, Pingdingshan, Henan Province, People’s Republic of China, for the following purposes:

1. To elect six directors to serve until the next Annual Meeting or until their successors are duly elected and qualified;

2. To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016;

3. To approve the Company’s 2015 Equity Incentive Plan;

4. To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“SEC”);

5. To hold a non-binding advisory vote on the frequency of the advisory vote on executive compensation; and

6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

The board of directors has fixed the close of business on October 27, 2015, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. For our Annual Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2015 (our “Annual Report”), and for voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the circulation of our proxy materials. The Notice of Internet Availability of Proxy Materials will also provide the date, time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter; an email address where stockholders may request a paper or email copy of the proxy statement, our Annual Report and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to attend the meeting and vote in person.

WHETHER OR NOT YOU EXPECT TO ATTEND OUR ANNUAL MEETING, PLEASE VOTE BY INTERNET OR TELEPHONE AS DESCRIBED IN THE ENCLOSED PROXY MATERIALS OR, IF YOU REQUEST THAT THE PROXY MATERIALS OR THE PROXY CARD BE MAILED TO YOU, BY SIGNING, DATING AND RETURNING THE PROXY CARD ENCLOSED WITH THOSE MATERIALS. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

/s/ Yulong Zhu
Yulong Zhu
Chairman of the Board and Chief Executive Officer

Pingdingshan, People’s Republic of China

Dated: October 28, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON DECEMBER 18, 2015 AT 10:00 A.M. BEIJING LOCAL TIME:

THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE

FISCAL YEAR ENDED JUNE 30, 2015 ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.HIVEDMS.COM/YECO

YULONG ECO-MATERIALS LIMITED

Eastern End of Xiwuzhuang Village

Jiaodian Town, Xinhua Area

Pingdingshan, Henan Province

People’s Republic of China

Phone: +86-375-8888988

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 18, 2015

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Yulong Eco-Materials Limited, a Cayman Islands company (the “Company”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on December 18, 2015 at 10:00 a.m. Beijing Time (same as December 17, 2015 at 9:00 p.m. U.S. Eastern Standard Time), or at any adjournment or postponement of the Annual Meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s principal executive offices located at Eastern End of Xiwuzhuang Village, Jiaodian Town, Xinhua Area, Pingdingshan, Henan Province, People’s Republic of China.

These proxy materials are made available to you by the Board on the Internet on or about October 28, 2015, at www.hivedms.com/yeco which is the website described in the Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to shareholders of record and beneficial holders.  Alternatively, upon your request, printed versions of these proxy materials will be delivered to you by mail, free of charge, in connection with the Board’ solicitation of proxies for use at the annual meeting. Our shareholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. These proxy materials include: our proxy statement for (and notice of) the Annual Meeting (“Proxy Statement”); and our annual report on Form 10-K for the year ended June 30, 2015 (the “Annual Report”), which includes our annual audited financial statements for the year ended June 30, 2015. These proxy materials also include a proxy card or a voting information card for the Annual Meeting, for submitting your vote in writing to us or your broker, as the case may be.

Pursuant to rules adopted by the Securities and Exchange Committee (“SEC”), we are providing shareholders with Internet access to our proxy materials. Accordingly, we are sending the Notice to our shareholders of record and beneficial owners of our stock, and filing the Notice with the SEC, on or about November 6, 2015.  In addition to our proxy materials being available for review at www.hivedms.com/yeco, instructions on how to access the proxy materials over the Internet or to request a printed copy, free of charge, may be found in the Notice. We will also provide shareholders upon request and free of charge with a copy of our Annual Report as filed with the SEC.

ABOUT THE MEETING

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on October 27, 2015 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. If you were a shareholder of record on the Record Date, you will be entitled to vote all of the shares that you held on the Record Date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders who have not previously requested the receipt of paper proxy materials advising them that they can access this Proxy Statement, our Annual Report and voting instructions over the Internet at www.hivedms.com/yeco, or request for a paper copy by sending a blank e-mail to mchen@lkpgl.com with your twelve digit Control Number in the subject line. You can also state your preference to receive a paper copy for future meetings. There is no charge for you requesting a copy. Please make your request for a copy on or before November 30, 2015 to facilitate timely delivery. In addition, stockholders may request to receive proxy materials electronically by email or in printed form by mail on an ongoing basis. All stockholders will have the ability to access the proxy materials on the website referred to above and in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meeting.

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Who can attend the Annual Meeting?

Any person who was a shareholder of the Company on the Record Date may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the Annual Meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the Annual Meeting. You will not, however, be able to vote your shares at the Annual Meeting without a legal proxy.

What am I voting on?

The Board, on behalf of the Company, is seeking your affirmative vote for the following items:

1. The election of six directors;

2. The ratification of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016;

3. The approval of the Company’s 2015 Equity Incentive Plan;

4. The approval, on an advisory basis, of the executive compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

5. The advisory vote on the frequency of the advisory vote on executive compensation.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Mr. Yulong Zhu to vote on such matters in his discretion.

How do I vote?

Shareholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, Interwest Transfer Company, Inc., then you are a shareholder of record.

If you are a shareholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

(1)	By Mail: If you are a stockholder of record, and you elect to receive your proxy materials or the proxy card by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you hold your shares in street name and you elect to receive your proxy materials by mail, you can vote by completing and mailing the voting instruction form that will be provided by your bank, broker or other holder of record. You should mail the proxy card or voting instruction form in plenty of time to allow delivery prior to the meeting. Do not mail the proxy card or voting instruction form if you are voting over the Internet or by telephone. If you properly complete your proxy card and send it in time to vote, your proxy (Mr. Yulong Zhu) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board. If any other matter is presented at the Annual Meeting, your proxy (Mr. Yulong Zhu) will vote in accordance with his best judgment. As of the date of this Proxy Statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this Proxy Statement.

(2)	Via the Internet: You may vote at www.proxypush.com/itc, 24 hours a day, seven days a week. Use the Control Number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form that is sent to you. Votes submitted through the Internet must be received by 8:00 P.M. Beijing Time on December 17, 2015 (7:00 A.M. U.S. Eastern Standard Time on December 17, 2015). If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

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(3)	By Telephone: You may vote using a touch-tone telephone by calling 866-702-2536, 24 hours a day, seven days a week. Use the Control Number shown on your Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form that is sent to you. Votes submitted by telephone must be received by 8:00 P.M. Beijing Time on December 17, 2015 (7:00 A.M. U.S. Eastern Standard Time on December 17, 2015). If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

(4)	In Person: You may still attend the Annual Meeting and vote in person even if you have already voted by proxy. To vote in person, come to the Annual Meeting and we will give you a ballot at the Annual Meeting.

Street Name Holders

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or agent. Follow the instructions from your broker, bank or agent included with these proxy materials, or contact your broker, bank or agent to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s ordinary shares, $0.00125 par value per share (“Ordinary Shares”) that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 11,869,938 outstanding Ordinary Shares on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least one third of the Company’s Ordinary Shares outstanding on the Record Date must be present at the Annual Meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the Annual Meeting. As of the Record Date, there were 11,869,938 Ordinary Shares outstanding. This means at least 3,956,646 Ordinary Shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

Proposal No. 1 (Election of Directors): Assuming that a quorum is present, the affirmative vote of the holders of a simple majority of the Ordinary Shares entitled to vote at the Annual Meeting that are present in person or by proxy is required for the election of each director nominee.

Proposal No. 2 (Ratification of the Appointment of the Independent Auditor): Assuming that a quorum is present, the affirmative vote of the holders of a simple majority of the Ordinary Shares entitled to vote at the Annual Meeting that are present in person or by proxy is required to approve the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

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Proposal No. 3 (Approval of the Company’s 2015 Equity Incentive Plan): Assuming that a quorum is present, the affirmative vote of the holders of a simple majority of the Ordinary Shares entitled to vote at the Annual Meeting that are present in person or by proxy is required to approve the Yulong Eco-Materials Limited 2015 Equity Incentive Plan.

Proposal No. 4 (Advisory Vote on Executive Compensation): Assuming that a quorum is present, the affirmative vote of the holders of a simple majority of the Ordinary Shares entitled to vote at the Annual Meeting that are present in person or by proxy is required to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Proposal No. 5 (Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation): The option among those choices that obtains a simple majority of the votes cast by Ordinary Shares entitled to vote at the Annual Meeting that are present in person or by proxy will be deemed to have received the non-binding advisory approval of our shareholders.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a shareholder of record, sending written notice of revocation to the Company’s Secretary at the address on the cover of this proxy statement. Also, if you attend the Annual Meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

●	FOR each of the nominees for director named in this Proxy Statement;

●	FOR ratification of the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016;

●	FOR approval of the Company’s 2015 Equity Incentive Plan;

●	FOR approval of the executive compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

●	FOR the frequency of approval of executive compensation practices every “THREE YEARS”; and

●	In accordance with the proxy holder’s best judgment as to any other matters that may properly come before the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

When are shareholder proposals due for the next annual meeting?

We presently intend to hold our next annual meeting of shareholders in December 2016. Any appropriate proposal submitted by a shareholder and intended to be presented at the next annual meeting of shareholders must be submitted in writing to our Secretary at Eastern End of Xiwuzhuang Village, Jiaodian Town, Xinhua Area, Pingdingshan, Henan Province, People’s Republic of China, and received no later than June 30, 2016, to be includable in the Company’s proxy statement and related proxy for the next annual meeting of shareholders. A shareholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Although the Board will consider shareholder proposals, we reserve the right to omit from our proxy statement, or to vote against, shareholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email. We will not pay our directors, officers or other employees any additional compensation for these services. We may ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.

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How can I obtain additional information about the Company?

You can access our Annual Report as filed with the SEC. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Yulong Eco-Materials Limited, c/o Chief Financial Officer, Mr. Zan Wu at Eastern End of Xiwuzhuang Village, Jiaodian Town, Xinhua Area, Pingdingshan, Henan Province, People’s Republic of China.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including our Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We currently have six directors serving on our Board. Our Board has nominated four of our current directors, namely Yulong Zhu, Wenge Du, Alice Io Wai Wu and Michael W. Harlan, for re-election as directors. The Board has also nominated two new directors, namely Guosheng Liu and Qiang Liu to replace resigning directors Baoming Yu and Hong Jiang. All of the nominees’ ages as of September 30, 2015, their positions and offices held with the Company and certain biographical information are set forth below. Each director to be elected will hold office until the next annual meeting of stockholders, or until the director's death, resignation or removal. All of the Company’s directors are expected to attend the Annual Meeting, unless special circumstances would prevent such attendance.

The affirmative vote of a simple majority of the Ordinary Shares entitled to vote at the Annual Meeting that are present in person or represented by proxy, is required for the election of each director nominee. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named above. However, if you are the beneficial owner of the shares, which means that your shares are held by a brokerage firm, bank, dealer, or other similar organization as your nominee, your shares will not be voted for the election of directors unless you have provided voting instructions to your nominee. Each person nominated for election has agreed to serve if elected. Our Board has no reason to believe that any of these director nominees will not continue to be a candidate or will not be able to serve as a director of the Company if elected. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute director nominee proposed by our current Board of Directors, if any. Our Board unanimously recommends that you vote FOR the election of each of the nominees.

Set forth below is information about the six nominees, including each such person’s specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that such nominee/director should serve on our Board of Directors.

INFORMATION ABOUT THE NOMINEES

Directors and Executive Officers	Age	Position/Title	Director Since
Yulong Zhu	43	Chairman of the Board of Directors, Chief Executive Officer	March 2011
Alice Io Wai Wu	43	Director	July 2015
Michael W. Harlan	54	Director	July 2015
Wenge Du	47	Director	October 2015
Guosheng Liu	63	Director	Nominee
Qiang Liu	46	Director	Nominee

 Yulong Zhu is our founder and has been the president of Yulong Bricks, Yulong Concrete and Yulong Renewable since their inceptions.  In addition, he is the sole director of each of our subsidiaries. Mr. Zhu is actively involved in government/quasi-government and business/civic organizations at both the provincial and municipal levels.  He has been a member of Henan Province Youth League Union since 2007, and was promoted to a standing member in 2013.  He is also the vice president of the Middle and Small Entrepreneurs Union of Pingdingshan, Xinhua Area since 2009, and secretary of the Chinese Association of Comprehensive Resource Utilization since 2011.  Mr. Zhu is a member of the Pingdingshan branch of the National People’s Congress, including as a member of the standing committee’s law committee.   He has been a PhD candidate in economics at Sichuan University since 2011, and is the president of the Song Chamber of Commerce, a local business association since September 2013. In addition to being our founder, we determined that Mr. Zhu’s active involvements with and contacts within the local government and industry organizations qualify him to be a member of our board of directors.

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Alice Io Wai Wu is member of the Yulong’s board of directors.  Ms. Wu has been providing accounting, consulting and advisory services to public and private companies since September 2011 through her company Wu & Company, Inc. In February 2015, she joined The Future Education Group Inc., a Chinese provider of online and mobile education platforms and contents, as its chief financial officer. Ms. Wu also has had extensive experience auditing the financial statements and internal controls of public and private companies, including as a partner at Anton & Chia, LLP from August 2013 to May 2014, a partner at Cacciamatta Accounting Corporation from January 2009 to July 2013, and as an audit manager of Moore Stephens Wurth Frazer and Torbet, LLP from January 2005 to May 2008. Ms. Wu is a 2004 graduate of California State University, Fullerton, with a degree with in business administration with accounting concentration. We believe that Ms. Wu’s accounting background and familiarity with financial reporting obligations of a United States public company qualifies her to be a member of our board of directors.

Michael W. Harlan is currently Chairman of the Board of Directors and Chief Executive Officer of Principle Energy Services, LLC, a private equity-backed oilfield services company that provides engineered noise mitigation solutions for oil and natural gas drilling, completions and production and that operates in five states and serves a wide range of customers from small, independent exploration companies to the major oil and gas companies. Mr. Harlan also serves as President of Harlan Capital Advisors, LLC, a private consulting firm focused on advising companies on strategic planning, mergers and acquisitions, debt and equity investments and capital-raising initiatives. Prior to forming Harlan Capital Advisors, Mr. Harlan served as President and Chief Executive Officer of U.S. Concrete, Inc., a publicly traded producer of concrete, aggregates and related concrete products to all segments of the construction industry, from May 2007 until August 2011. From April 2003 until May 2007, Mr. Harlan served as Executive Vice President and Chief Operating Officer of U.S. Concrete, Inc. He also served as Chief Financial Officer of U.S. Concrete from May 1999 until November 2004 after founding U.S. Concrete in August 1998. Mr. Harlan also served as a Director of U.S. Concrete from June 2006 until August 2011. U.S. Concrete, Inc. operated under the provisions of Chapter 11 of the United States Bankruptcy Code from April 29, 2010 until confirmation of its plan of reorganization on August 31, 2010. In August 2013, Mr. Harlan joined the Board of Directors of Travis Acquisition, LLC, the parent of Travis Body & Trailer, Inc., a manufacturer of specialized trailers used in the construction, environmental services, agriculture and energy industries in the United States. Prior to founding U.S. Concrete, Mr. Harlan held several senior financial positions with public companies, including chief financial officer, treasurer and controller. Mr. Harlan began his career with an international public accounting firm. Mr. Harlan previously served on the Board of Trustees for the RMC Research and Education Foundation, where he is a past Chairman of the Board, the Board of Directors of the National Steering Committee for the Concrete Industry Management education program, and the Board of Directors and Executive Committee of the National Ready Mixed Concrete Association. Mr. Harlan also serves on the University of Houston Honors College Advisory Board. Mr. Harlan is a Certified Public Accountant and graduated summa cum laude from the University of Mississippi with a Bachelor of Accounting degree.

Wenge Du was appointed as a member of the Yulong’s board of directors in October 2015. Ms. Du is currently the Administrative Manager for Singapore Liang & Dong Pte. Ltd., an import-export company, for which she handles business communications and business relations for the company with corresponding Chinese business partners. From October 2006 to October 2013, Ms. Du was a Project Manager for Henan Jiangshan Land Development Ltd., for which she managed and developed overseas hotel and farmland investment projects. From February 2003 to October 2006, Ms. Du was a Marketing Manager for Rich Mark Development (Group) Pty Ltd., an Australian company engaged mainly in the mineral ores business, including exports of iron ores to businesses in Henan Province. Ms. Du graduated in 1991 with Bachelor’s Degree in Engineering from the Zhengzhou Institute of Light Industry and completed a training course in international economics and trade at the Henan Institute of Finance and Economics in January 2000. We believe that Ms. Du’s project development, business communications and business marketing experience as well as her engineering background qualifies her to be a member of our board of directors.

Guosheng Liu is nominated to become a member of Yulong’s board of directors.   Mr. Liu graduated from the mechanical engineering department of Henan University of Technology (formerly Zhengzhou Institute of Technology) in 1977 with a bachelor’s degree. From 1977 to 2012, Mr. Liu served in various capacities with the transportation department of Henan Province, including as a technician, commissioner of road transport management, chief of the road transport bureau, and commissioner of technology. In July 1993, Mr. Liu was invited to participate in training on highway engineering at the University of Kansas. Mr. Liu has extensive experience about the construction, review and acceptance inspection of expressways and highways. Mr. Liu was also engaged in research and development, evaluation, examination and promotion of the scientific and technological achievements on transportation in Henan. Mr. Liu is certified as a road traffic specialist senior engineer. Mr. Liu retired in June 2012. We believe that Mr. Li’s knowledge and expertise in transportation-related construction and engineering qualifies him to be a member of our board of directors.

Qiang Liu is nominated to become a member of Yulong’s board of directors.  Mr. Qiang Liu was born on August 21, 1969, and now he lives in Beijing. Mr. Liu graduated from China School of Journalism in 1993, and graduated from The Party School of CPC, majoring in science of law. He is a member of CPC. Now, Mr. Liu serves as secretary-general of the board of China Construction News, and he also serves as the director of reporter station of Henan branch of China Construction News.  We believe that Mr. Liu’s familiarity with and standing with the government and within the local construction industry as a result of his work with the China Construction News qualifies him to be a member of our board of directors.

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INFORMATION REGARDING THE BOARD OF DIRECTORS

AND CORPORATE GOVERNANCE

Board Composition

Our business and affairs are managed under the direction of our Board.  Subject to any rights applicable to any then outstanding preferred shares, our board of directors will consist of a number of directors to be fixed from time to time by special resolution adopted by the affirmative vote of 66 2/3% of the Ordinary Shares entitled to vote that are present in person or represented by proxy at a duly notice general shareholders’ meeting at which a proper quorum is present. Our Board currently consists of six (6) members. The directors will stand for election every year at our annual general meeting of shareholders.

Director Independence

The rules of the NASDAQ Stock Market LLC, or NASDAQ, generally require that a majority of the members of a listed company’s board of directors be independent within specified periods following the completion of an initial public offering.  In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and governance committees be independent.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.  In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has affirmatively determined that none of our non-employee director appointees, namely Guosheng Liu, Qiang Liu, Alice Wu and Michael Harlan, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of them is “independent” as that term is defined under the rules of the NASDAQ.

Meetings of the Board

During the fiscal year ended June 30, 2015, the Board met 0 times and took action by unanimous written consent 7 times.

Information regarding Committees of the Board

For the fiscal year ended June 30, 2015, our committees neither had meetings nor took action by unanimous written consent as such committees were not constituted until after the closing June 30, 2015 in conjunction with the closing of our initial public offering in July 2015.

Board Committees

Our Board currently has three committees: the Compensation Committee, the Nominations Committee and the Audit Committee. The Board has determined that each current member of each committee meets the applicable SEC and NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company. Below is a description of each Board committee as it is presently constituted.

Compensation Committee

Our Compensation Committee consists of Michael Harlan, Baoming Yu and Alice Wu.  Mr. Harlan is the chairperson of our Compensation Committee.  The Compensation Committee operates under a written charter, a copy of which is available on our website at http://www.yulongecomaterials.com under the tabs “Investor Relations” – “Corporate Governance” – “Nominations Committee Charter.” The Compensation Committee is responsible for, among other things:

●	reviewing and approving our overall compensation policies;

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●	reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating our chief executive officer’s performance in light of those goals and objectives, reporting the results of such evaluation to the board of directors and determining our chief executive officer’s compensation level based on this evaluation;

●	determining the compensation level of our other executive officers;

●	making recommendations to the board of directors with respect to our incentive-compensation plan and equity-based compensation plans;

●	administering our equity-based compensation plans in accordance with the terms thereof; and

●	such other matters that are specifically delegated to the compensation committee by our board of directors from time to time.

Nominations Committee

Our Nominations Committee consists of Hong Jiang, Baoming Yu and Alice Wu. Mr. Jiang is the chairperson of our nominations committee. The Nominations Committee operated under a written charter, a copy of which is available on our website at http://www.yulongecomaterials.com under the tabs “Investor” – “Corporate Governance” – “Nominations Committee Charter.” Our Board has affirmatively determined that each member of our nominations committee meets the definition of an “independent director” under the NASDAQ listing rules.  The nominations committee is responsible for, among other things:

●	seeking and evaluating qualified individuals to become new directors as needed;

●	reviewing and making recommendations to the board of directors regarding the independence and suitability of each board member for continued service;

●	evaluating the nature, structure and composition of other Board committees; and

●	advising the Board on corporate governance principles and practices applicable to the Company.

Each of the six (6) nominees for election as a director named in this proxy statement were unanimously recommended by the Nominating Committee for submission to the shareholders of the Company as the Board’s nominees.

The Nominations Committee is responsible for reviewing the criteria for the selection of new directors to serve on the Board and reviewing and making recommendations regarding the composition and size of the Board. When our Board decides to seek a new member, whether to fill a vacancy or otherwise, the Nominations Committee will consider recommendations from other directors, management and others, including shareholders. In general, the Nominations Committee looks for directors possessing superior business judgment and integrity who have distinguished themselves in their chosen fields and who have knowledge or experience in the areas of building products manufacturing, construction waste recycling or other aspects of the Company’s business, operations or activities. In selecting director candidates, the Nominations Committee also considers the interplay of the candidate’s experience with the experience of the other Board members.

The Nominations will consider, for director nominees, persons recommended by shareholders, who may submit recommendations to the Nominations Committee in care of the Company’s Secretary, at Eastern End of Xiwuzhuang Village, Jiaodian Town, Xinhua Area, Pingdingshan, Henan Province, People’s Republic of China. To be considered by the Nominations Committee, such recommendations must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. Nominees for director who are recommended by shareholders to the Nominations Committee will be evaluated in the same manner as any other nominee for director.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is an officer or employee of our company, nor have they ever been an officer or employee of our Company.  None of the executive officers of our Company has served on the Compensation Committee, or any other committee serving an equivalent function, of any entity that has one or more executive officers serving as members of our Board or our Compensation Committee.

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Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee operates under a written charter, a copy of which is available on our website at http://www.yulongecomaterials.com under the tabs “Investor Relations” – “Corporate Governance” – “Audit Committee Charter”, and is composed of our three (3) independent directors, Alice Wu, Michael Harlan and Baoming Yu. Our Board has determined, based on information furnished by Ms. Wu and other available information, that Ms. Wu meets the requirements of an “audit committee financial expert” as that term is defined in the rules promulgated under the Securities Act and the Exchange Act, and has accordingly designated her as such. Our Board has also appointed Ms. Wu the chairperson of the Audit Committee. Our audit committee is responsible for, among other things:

●	selecting the independent registered public accounting firm and pre-approving all auditing and non-auditing services permitted to be performed by the independent registered public accounting firm;

●	reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response;

●	reviewing and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K under the Securities Act;

●	discussing the annual audited financial statements with management and the independent registered public accounting firm;

●	reviewing major issues as to the adequacy of our internal control and any special audit steps adopted in light of material control deficiencies; and

●	meeting separately and periodically with management and the independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee operates under a written charter approved by the Board. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

●	reviewed and discussed the audited financial statements with management;

●	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

●	received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant's independence; and

●	based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board

/s/ Alice Io Wai Wu, Chairperson of the Audit Committee

/s/ Baoming Yu, Member of the Audit Committee

/s/ Michael W. Harlan, Member of the Audit Committee

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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Code of Ethical Conduct

We have adopted a code of ethical conduct, which applies to all of our employees, officers and directors, including those officers responsible for financial reporting.  Our code of ethical conduct addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, company funds and assets, confidentiality and corporate opportunity requirements and a “whistleblower policy” which includes the process for reporting violations of the code of ethical conduct, employee misconduct, conflicts of interest or other violations.

Role of the Board in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process.  The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight.  In particular, our Board is responsible for monitoring and assessing strategic risk exposure.  Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.  The audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our external audit function.  Our nominations committee monitors the effectiveness of our corporate governance guidelines.  Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The

DIRECTOR COMPENSATION

Director Compensation

The following table provides compensation information for our directors during the fiscal year ended June 30, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yulong Zhu	$-	$-	$-	$-	$-	$-	$-
Guoping Li (2)	$-	$-	$-	$-	$-	$-	$-
Baoming Yu	$-	$-	$-	$-	$-	$-	$-
Hong Jiang	$-	$-	$-	$-	$-	$-	$-
Alice Io Wai Wu	$-	$-	$-	$-	$-	$-	$-
Michael W. Harlan	$-	$-	$-	$-	$-	$-	$-

(1)	Mr. Yulong Zhu’s compensation is reflected in the Summary Compensation Table for our executive officers below.

(2)	Mr. Guoping Li resigned as a Company director effective on October 20, 2015 and was replaced by Ms. Wenge Du.

All of our current directors, except for Mr. Yulong Zhu, were appointed on July 1, 2015 in connection with the Company’s initial public offering. Pursuant to our director offer letters to Alice Wu and Michael Harlan, each agreed to become our director commencing on July 1, 2015, for which each will receive $20,000 annually, including $5,000 for serving as the chairman of one of our Board committees. Each of them will also receive $20,000 in our ordinary shares annually, calculated for the initial term based on the per share initial public offering price ($6.25), and for each subsequent term based on the average of the per share price for the week immediately preceding such term as quoted on the national securities exchange on which our ordinary shares are then listed for trading. The shares will vest in four equal installments during each term, and unvested shares will be automatically forfeited if they are no longer a director for any reason. We will also reimburse them for reasonable and approved expenses incurred in connection with her duties.

We have also agreed, pursuant to an indemnification agreement, to hold Mr. Harlan harmless and indemnify him for and against any expense, liability or loss paid or incurred in connection with any action, suit or proceeding arising from or related to his directorship or any other capacities that he may serve at our request.

We currently have no plans to compensate our other non-employee directors.

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Shareholder Communications with the Board

Due to the infrequency of communications from shareholders to the Board, our Board has not adopted a formal process by which shareholders may communicate with the Board. Nevertheless, shareholders or other interested parties may write to the Company’s Secretary at Eastern End of Xiwuzhuang Village, Jiaodian Town, Xinhua Area, Pingdingshan, Henan Province, People’s Republic of China, and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected Friedman LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2016, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Friedman LLP was the Company’s independent registered public accountants for the fiscal year ended June 30, 2015. If the shareholders do not ratify the selection of Friedman LLP, the Audit Committee may reconsider the appointment.

Representatives of Friedman LLP are not expected to be present at the Annual Meeting, in person but will be available by teleconference.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Friedman LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Principal Accountant Fees and Services

The following table shows the fees that were billed for audit and other services provided by Friedman LLP during the 2015 and 2014 fiscal years:

	For the Fiscal Years ended June 30,
	2015	2014
Audit Fees (1)	$156,000	$-
Audit-related Fees (2)	118,320	245,690
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$274,320	$245,690

(1)	Audit Fees - This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)	Audit-Related Fees - This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include review of financial statements in connection with the our initial Form S-1 Registration Statement and our correspondence with the SEC.

(3)	Tax Fees - This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees - This category consists of fees for other miscellaneous items.

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Pre-Approval Policies and Procedures of the Audit Committee

The Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses. Prior to engaging its accountants to perform particular services, the Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

PROPOSAL NO. 4

APPROVAL OF THE COMPANY’S 2015 EQUITY INCENTIVE PLAN

On October 24, 2015, the Board adopted the “Yulong Eco-Materials Limited 2015 Equity Incentive Plan” (the “2015 Plan”), subject to shareholder approval. We are asking our shareholders to approve the 2015 Plan so that we can use the 2015 Plan to advance the interests of the Company by helping the Company obtain, retain and award the services of persons upon whose judgment, initiative, efforts and/or services the Company is substantially dependent, by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of capital shares of the Company.

The 2015 Plan provides for a variety of forms of awards, including options on ordinary shares (unless otherwise specified we refer to both security instruments in this proposal as “shares”), share appreciation rights, restricted shares, restricted share units and dividend equivalents to allow the Company to adapt its incentive compensation program to meet the needs of the Company in the changing business environment in which the Company operates.

Plan Objectives and Equity Compensation Philosophy

We strongly believe that the approval of the 2015 Plan is essential to our success.  The Board and management believe that equity awards (i) will motivate high levels of performance, align the interests of our personnel and shareholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company and (ii) are a competitive necessity in our industry, and are essential to recruiting and retaining the highly qualified technical and other key personnel who help the Company meet its goals, as well as rewarding and encouraging current directors, employees and consultants.   The Board and management believe that the ability to grant equity awards will be important to the future success of the Company.

Summary of the 2015 Plan

A general description of the 2015 Plan is set forth below. Assuming shareholders approve the 2015 Plan, the 2015 Plan will be effective as of the date of shareholder approval, which is currently anticipated to be December 18, 2015.  This description is qualified in its entirety by the terms of the 2015 Plan, a copy of which is attached hereto as Exhibit B. As described in further detail below, the ordinary shares reserve under the 2015 Plan will include 600,000 Ordinary Shares available for grant or subject to outstanding awards under the 2015 Plan.

Share Reserve.  The number of Ordinary Shares initially reserved for issuance under the 2015 Plan will be 600,000 Ordinary Shares.

Share Counting.  Any Ordinary Shares covered by an award which is terminated, expires, lapses or is cancelled for any reason will be deemed not to have been issued for purposes of determining the maximum number of Ordinary Shares which may be issued under the 2015 Plan.  Ordinary Shares that have been issued under the 2015 Plan pursuant to an award under the 2015 Plan will not be returned to the 2015 Plan and will not become available for future grant under the 2015 Plan, except (i) if any Ordinary Shares subject to restrictions and repurchase rights granted pursuant to the 2015 Plan (“Restricted Shares”) are forfeited or the Company repurchases Restricted Shares pursuant to the terms of an award agreement under the 2015 Plan; or (ii) if the Company repurchases any Ordinary Shares underlying any award under the 2015 Plan (or a portion thereof) in the event that the holder of an outstanding award under the 2015 Plan (a “Participant”) violates a non-competition undertaking or is terminated for cause.  Ordinary Shares withheld or not issued by Company in payment of the exercise or purchase price for a 2015 Plan award or tax obligation or withholding thereon, may again be optioned, granted or awarded under the 2015 Plan.

Administration.  The 2015 Plan is administered, with respect to grants to officers, employees, directors, and consultants, by the 2015 Plan administrator (the “Administrator”), defined as the Board’s Compensation Committee or such other Board committee to which the Board has delegated such power to act pursuant to the terms of the 2015 Plan (the “Committee”), or in the absence of such Committee, the 2015 Plan shall be administered by the Board.

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Terms and Conditions of Awards.  The 2015 Plan provides for the grant of stock options, restricted shares, restricted share units, dividend equivalent rights and share appreciation rights (collectively referred to as “Awards”).  Stock options granted under the 2015 Plan may be either “Incentive Stock Options” under the provisions of Section 422 of the United Stated Internal Revenue Code (the “Code”), or Nonstatutory Stock Options.  Incentive Stock Options may be granted only to employees.  Awards other than Incentive Stock Options may be granted to our employees, consultants and directors or to employees, consultants and directors of our related entities.  To the extent that the aggregate fair market value of the shares subject to stock options designated as “Incentive Stock Options” which become exercisable for the first time by a Participant during any calendar year exceeds $100,000, such excess share options will be treated as Nonstatutory Stock Options.  Each award granted under the 2015 Plan will be designated in an Award agreement.

Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the award agreements to be issued under the 2015 Plan.  Awards, and any interest therein, will not be transferable or assignable by a Participant, and may not be made subject to execution, attachment or similar process; provided, that (i) during a Participant's lifetime, with the consent of the Administrator (on such terms and conditions as the Administrator determines appropriate), the Participant may transfer Nonstatutory Stock Options, Restricted Shares, Restricted Share Units, Share Appreciation Rights, Dividend Equivalents, and Share Payments to his or her “Family Members” (as defined in the 2015 Plan) by gift or pursuant to domestic relations order in the settlement of marital property rights, and (ii) following a Participant's death, Awards, to the extent they are vested upon the Participant's death, may be transferred by will or by the laws of descent and distribution.

The Administrator has the authority, in its discretion, to select employees, consultants and directors to whom Awards may be granted from time to time, to determine whether and to what extent Awards are granted, to determine Fair Market Value, to determine the number of shares or the amount of other consideration to be covered by each Award (subject to the limitations set forth below), to approve Award Agreements for use under the 2015 Plan, to determine the terms and conditions of any Award (including but not limited to the exercise price and the vesting schedule applicable to the Award), to amend the terms of any Award Agreement under the 2015 Plan (subject to the certain specified limitations), to construe, interpret, reconcile any inconsistency in, correct any defect in and/or supply any omission in the terms of the 2015 Plan, the Award Agreement and Awards granted pursuant to the 2015 Plan, to determine all matters and questions relating to whether a Participant has been terminated, including without limitation if such termination was for cause or for disability and, if so, to determine the effective date of such termination (which it may determine to be the date of notice of resignation or the date of an act or omission by such Participant constituting cause) and all questions of whether particular leaves of absence constitute a termination of the Participant, to determine whether a business is a competitor of the Company, to take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with applicable laws or any necessary local governmental regulatory exemptions or approvals or listing requirements of any securities exchange or automated quotation system, and make all other decisions and determinations that may be required pursuant to the 2015 Plan or as the Administrator deems necessary or advisable to administer the 2015 Plan.

The term of any award granted under the 2015 Plan will be stated in the applicable Award Agreement, provided that the term of an award may not exceed ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to any Participant who owns shares representing more than 10% of our combined voting power or any subsidiary of us).

The exercise price per Share subject to an Option awarded under the 2015 Plan shall be determined by the Administrator and set forth in the Award Agreement which, unless otherwise determined by the Administrator, may be a fixed or variable price determined by reference to the Fair Market Value of the Shares over which such Award is granted; provided, however, that no Option may be granted to a U.S. Person with an exercise price per Share which is less than the Fair Market Value of such Shares on the date of grant (or date of adjustment pursuant to the following sentence), without compliance with Section 409A of the Code, or the Participant's consent; and provided, further, that Nonstatutory Stock Options may be granted with an exercise price lower than that set forth in the 2015 Plan if such Option is granted pursuant to an assumption or substitution for an option granted by another company, whether in connection with an acquisition of such other company or otherwise. The exercise price per Share subject to an Option may be amended or adjusted in the absolute discretion of the Administrator, provided, that such adjustment does not result in a materially adverse impact to the Participant. To the extent not prohibited by Applicable Laws, a downward adjustment of the exercise prices of Options mentioned in the preceding sentence shall be effective without the approval of either the Company's shareholders or the affected Participants.

All Awards (whether vested or unvested) shall be cancelled as of the date of termination of the Participant as an employee, consultant or director (each a “Service Provider”). All Ordinary Shares issued pursuant to any Award (or a portion thereof) shall be subject to repurchase by the Company at (x) the original purchase price of such Ordinary Shares, or (y) the par value of such Ordinary Shares, if such Ordinary Shares are issued in exchange for services which shall be considered the original purchase price, or (z) the par value of such Ordinary Shares, if such Ordinary Shares are issued under Restricted Share Units or as Share Payments; and (C) all proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award (or a portion thereof), or upon the receipt or resale of any Shares underlying any Award (or a portion thereof), must be paid to the Company, if: (i) within twelve (12) months of termination as a Service Provider or such other period determined by the Administrator and set forth in the applicable Award Agreement, the Participant (1) directly or indirectly, establishes, incorporates, forms, enters into, or participates in a business as an owner, partner, principal or shareholder or other proprietor (other than through a purchase on the open market, solely as a passive investment, of not more than five percent (5%) of the interest) of any business that is engaged in or is about to become engaged in any activity of any nature that competes with a product, process, technique, procedure, device or service of the Company or its subsidiaries or related entities (a “Competitor”), (2) has become, is or becomes an officer, director, employee, consultant, adviser of, or otherwise, directly or indirectly, enter the employ of, continues any employment with or renders any services to or for, any Competitor, or (3) knowingly performs or has performed any act that may confer a competitive benefit or advantage upon any Competitor (in each case as determined by the Administrator); or (ii) a Participant is terminated for cause.

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Certain Adjustments.  Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the 2015 Plan but as to which no Awards have yet been granted or which have been returned to the 2015 Plan upon cancellation or expiration of an Award, and the number of Shares subject to grant as Incentive Stock Options, as well as the price per Share covered by each such outstanding Award, shall be proportionally and equitably adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation, stock dividend, amalgamation, spin-off, arrangement or consolidation, combination or reclassification of Shares. Additionally, in the event of any other increase or decrease in the number of issued Shares effected without consideration by the Company, then the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the 2015 Plan but as to which no Awards have yet been granted or which have been returned to the 2015 Plan upon cancellation or expiration of an Award and the limitations on the number of Shares subject to grant as Incentive Stock Options, as well as the price per Share covered by each outstanding Award may be adjusted for any increase or decrease in the number of issued Shares resulting therefrom. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." The manner in which such above-described adjustments are to be accomplished shall be determined by the Board whose determination shall be final, binding and conclusive.

Corporate Transactions.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the 2015 Plan will terminate.  However, all such Awards will not terminate to the extent they are “assumed” in connection with the Corporate Transaction.  The Administrator will have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction and exercisable at the time of the grant of an Award under the 2015 Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the 2015 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction, on such terms and conditions as the Administrator may specify.  The Administrator also will have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the service of the award holder within a specified period following the effective date of the Corporate Transaction.

Change of Control. If a Change of Control of the Company occurs, the Administrator may, in its sole discretion: (i) accelerate the vesting, in whole or in part, of any Award; (ii) purchase any Award for an amount of cash or Ordinary Shares equal to the value that could have been attained upon the exercise of the Award or the realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested; or (iii) provide for the assumption, conversion or replacement of any Award by the successor corporation, or a parent or subsidiary of the successor corporation, with other rights or property selected by the Administrator in its sole discretion, or the assumption or substitution of the Award by the successor or surviving corporation, or a parent or subsidiary of the surviving or successor corporation, with such appropriate adjustments as to the number and kind of shares and prices as the Administrator deems, in its sole discretion, reasonable, equitable and appropriate. In the event the successor corporation refuses to assume, convert or replace outstanding Awards, the Awards shall fully vest and the Participant shall have the right to exercise or receive payment as to all of the Shares subject to the Award, including Shares as to which it would not otherwise be vested, exercisable or otherwise issuable.

Under the 2015 Plan, a “Change of Control” includes: (i) an amalgamation, arrangement, merger, consolidation or scheme of arrangement in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated or which following such transaction the holders of the Company's voting securities immediately prior to such transaction own more than fifty percent (50%) of the voting securities of the surviving entity; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (other than to a Subsidiary); (iii) the completion of a voluntary or insolvent liquidation or dissolution of the Company; (iv) any takeover, reverse takeover, scheme of arrangement, or series of related transactions culminating in a reverse takeover or scheme of arrangement (including, but not limited to, a tender offer followed by a takeover or reverse takeover) in which the Company survives but (A) the securities of the Company outstanding immediately prior to such transaction are converted or exchanged by virtue of the transaction into other property, whether in the form of securities, cash or otherwise, or (B) the securities possessing more than fifty percent (50%) of the total combined voting power of the Company's then outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such transaction culminating in such takeover, reverse takeover or scheme of arrangement, or (C) the Company issues new voting securities in connection with any such transaction such that holders of the Company's voting securities immediately prior to the transaction no longer hold more than fifty percent (50%) of the voting securities of the Company after the transaction; or (v) the acquisition in a single or series of related transactions by any person or related group of persons (other than Employees of one or more Group Members or entities established for the benefit of the Employees of one or more Group Members) of (A) control of the Board or the ability to appoint a majority of the members of the Board, or (B) beneficial ownership (within the meaning of Rule 13d-3 under the U.S. Securities Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's then outstanding securities.

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Amendment and Termination of the 2015 Plan.  The Board in its sole discretion may terminate this Plan at any time. The Board may amend this Plan at any time in such respects as the Board may deem advisable; provided, however, that to the extent necessary and desirable to comply with applicable laws, or stock exchange rules, the Company shall obtain shareholder approval of any 2015 Plan amendment in such a manner and to such a degree as required.

New Plan Benefits

Because the Administrator will make future awards at its discretion, we cannot determine the number of options and other awards that may be awarded in the future to eligible participants.

Federal Income Tax Consequences

The following is general summary as of this date of the United States federal income tax consequences to us and to U.S. participants for awards granted under the 2015 Plan.  The federal tax laws may change and the United States federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.  Tax consequences for any particular individual may be different.  This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonstatutory Stock Options.  The grant of a Nonstatutory Stock Option under the 2015 Plan will not result in any federal income tax consequences to the Participant or to the Company.  Upon exercise of a Nonstatutory Stock Option, the Participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise.   This income is subject to withholding for federal income and employment tax purposes.  The Company is entitled to an income tax deduction in the amount of the income recognized by the Participant so long as the Company withholds the appropriate taxes with respect to such income (if required) and the Participant’s total compensation is deemed reasonable in amount. Any gain or loss on the Participant’s subsequent disposition of the Ordinary Shares will receive long or short-term capital gain or loss treatment, depending on whether the Ordinary Shares are held for more than one year following exercise.  The Company does not receive a tax deduction for any such gain. A Nonstatutory Stock Option can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A Nonstatutory Stock Option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options.  The grant of an Incentive Stock Option under the 2015 Plan will not result in any federal income tax consequences to the Participant or to the Company.  A Participant recognizes no federal taxable income upon exercising an Incentive Stock Option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise.  In the event of a disposition of Ordinary Shares acquired upon exercise of an Incentive Stock Option, the tax consequences depend upon how long the Participant has held the Ordinary Shares.  If the Participant does not dispose of the Ordinary Shares within two years after the Incentive Stock Option was granted, nor within one year after the Incentive Stock Option was exercised, the Participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the Ordinary Shares and the exercise price.  The Company is not entitled to any deduction under these circumstances.

If the Participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition.  The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the Ordinary Share at the time of exercise and the exercise price.  Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the share was held for more than one year.  The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the Participant, so long as the Participant’s total compensation is deemed reasonable in amount.

The “spread” under an Incentive Stock Option —i.e., the difference between the fair market value of the Ordinary Shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.  If a Participant’s alternative minimum tax liability exceeds such Participant’s regular income tax liability, the Participant will owe the larger amount of taxes.  In order to avoid the application of alternative minimum tax with respect to Incentive Stock Options, the Participant must sell the Ordinary Shares within the calendar year in which the Incentive Stock Options are exercised.  However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

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Share Appreciation Rights.  Recipients of Share Appreciation Rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right).  Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the Ordinary Shares, if any, received upon such exercise.  Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR.  Recipients will recognize gain upon the disposition of any Ordinary Shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above.  That gain will be taxable as a long or short-term capital gain depending on whether the Ordinary Shares were held for more than one year.  We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. A SAR also can be considered non-qualified deferred compensation and subject to Code Section 409A.  A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Shares. A Restricted Share Award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the Participant ceases to provide services to the Company.  As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award, unless the Participant is retirement eligible.  Instead, the recipient will recognize ordinary income on the date when the share is no longer subject to a substantial risk of forfeiture, or when the share becomes transferable, if earlier.  The recipient’s ordinary income is measured as the difference between the amount paid for the share, if any, and the fair market value of the share on the earlier of those two dates. The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code.  In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the share, if any, and the fair market value of the share on the date of award, and the capital gain holding period commences on such date.  The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

Restricted Share Units.   With respect to awards of Restricted Share Units (“RSUs”), no taxable income is reportable when the RSUs are granted to a participant or upon vesting of the RSUs. Upon settlement, the recipient will recognize ordinary income in an amount equal to the value of the payment received pursuant to the RSUs.  The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company. RSUs also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of RSUs that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents.  Recipients of share-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised Ordinary Shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes.  We are entitled to an income tax deduction in the amount of the income recognized by a Participant, so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with an award under the 2015 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted share is no longer subject to the risk of forfeiture).

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE COMPANY’S 2015 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Say-On-Pay)

The Company is seek a non-binding advisory vote from its shareholders to approve the compensation of the Company’s executive officers as described under “Executive Compensation” and the tabular disclosure regarding our named executive officers’ compensation (together with the accompanying narrative disclosure) in this Proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on our executive officers’ compensation. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when making future executive officer compensation decisions. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described pursuant to applicable SEC rules in this Proxy Statement.

The principal elements of our executive compensation are base salary, discretionary annual cash bonuses, equity incentive plan awards and perquisites and other compensation. While base salary is generally included as an element of compensation of our executive officers in every year, the granting of bonuses, equity incentive awards and perquisites is determined on a case-by-case basis. We believe that this compensation structure has served us well and reflects our philosophy of fairness to our employees and avoiding discrepancies between our executive pay and the pay of our middle management and other employees.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Company is presenting this proposal, which gives you as a shareholder the opportunity to approve, on an advisory basis, the Company’s executive officer compensation as disclosed in this proxy statement under the heading entitled “Executive Compensation” by voting for or against the following resolution:

“RESOLVED, that the Company’s shareholders approve the compensation of the named executive officers on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in this Proxy Statement (which disclosure includes the compensation tables and the accompanying narratives within the Executive Compensation section).”

Vote Required; Board of Directors Recommendation

This Say-on-Pay proposal is advisory and non-binding. To be approved, on a non-binding advisory basis, this proposal must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting. However, the approval or disapproval of this proposal by shareholders will not require the Board or the Compensation Committee to take any action regarding the Company’s executive compensation practices. The final decision on the compensation and benefits of the Company’s named executive officers and on whether, and if so, how to address stockholder disapproval remains with the Board and the Compensation Committee. Brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal No. 4 if you want your broker to vote your shares on Proposal No. 4.

THE BOARD OF DIRECTORS BELIEVES THAT THE COMPENSATION OF THE EXECUTIVE OFFICERS IS APPROPRIATE AND RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EXECUTIVE COMPENSATION AS DISCLOSED IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE OUR

EXECUTIVE COMPENSATION PRACTICES

The Company seeks a non-binding advisory vote from its shareholders regarding the desired frequency for holding a non-binding advisory vote to approve the compensation of our executive officers as described below under the section titled “Executive Compensation” in this Proxy Statement.

This proposal gives our shareholders the opportunity to express their views as to whether the non-binding advisory vote on our executive compensation practices should occur every one, two, or three years. Because your vote is advisory, it will not be binding upon the Board. However, the Board will take into account the outcome of the vote when deciding the frequency of the non-binding advisory vote on its future executive compensation decisions.

The Company recommends that a non-binding advisory vote to approve the compensation of its executive officers as described in this Proxy Statement occur every three years. The Company believes that holding this vote every three years will be the most effective timeframe because it will provide its Board and Compensation Committee with sufficient time to engage with its shareholders following each such vote, to understand any concerns its shareholders may have, and to implement any changes they deem appropriate in response to the vote results. In addition, one aspect of its executive compensation philosophy is the alignment of its executive officers’ long-term interests with those of its shareholders, and a vote every three years will provide shareholders with additional time to evaluate the effectiveness of its executive compensation philosophy as it relates to its performance. Nevertheless, although it is the Company’s current intention to hold such advisory vote every three years, it may determine that a different frequency is appropriate, either in response to the vote of its shareholders on this Proposal or for other reasons.

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Vote Required; Board of Directors Recommendation

While the Company believes its recommendation is appropriate at this time, our shareholders are not voting to approve or disapprove its recommendation, but are instead asked to provide an advisory vote on whether the non-binding advisory vote on the approval of its executive compensation practices should be held every one, two or three years. The option among those choices that obtains a plurality of votes cast by the shares present or represented by proxy and entitled to vote at the Annual Meeting will be deemed to have received the advisory approval of our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS CAST THEIR ADVISORY VOTES FOR HOLDING THE NON-BINDING ADVISORY VOTE TO APPROVE ITS EXECUTIVE COMPENSATION PRACTICES EVERY “THREE YEARS”.

INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers, Directors and Key Employees

The following table sets forth certain information concerning the individuals that will be the executive officers and directors of Yulong:

Directors and Executive Officers	Age	Position/Title
Yulong Zhu	43	Chairman of the Board of Directors, Chief Executive Officer
Zan Wu	37	Chief Financial Officer
Wenge Du	47	Director
Baoming Yu	52	Director
Hong Jiang	54	Director
Alice Io Wai Wu	43	Director
Michael W. Harlan	54	Director

Business Experience

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above. The experience of the Company’s executive officer who is not also a director is described below.

Zan Wu was engaged as our chief financial officer effectively on June 1, 2014. From February 2010 to April 2014, Mr. Wu was chief financial officer of SinoCoking Coal and Coke Chemical Industries, Inc., a U.S. public company that sells coal and coke in China. From 2006 to 2009, he was the chief representative of Global American, Inc. (China Representative Office). From 2004 to 2006, he was assistant manager and financial manager at Domino Scientific Equipment Ltd. From 2003 to 2004, he was a financial analyst at VIR Consultancy Ltd. From 2000 to 2001, he worked as an auditor at the Zhong Rui Hui Accounting Firm. Mr. Wu holds a bachelor’s degree in accounting from the Capital University of Economics and Business and a master’s degree in financial management and control from Aston Business School.

The following table sets forth certain information concerning individuals that are key employees of our consolidated affiliated entities as of the date of this prospectus:

Key Employees of Our Consolidated Affiliated Entities	Age	Position/Title
Kunfeng Zhang	30	Executive Director of Yulong Bricks
Hui Li	45	General Manager of Yulong Bricks
Yanpo Zhu	41	Vice General Manager of Yulong Bricks
Xiangqing Zhang	63	Vice General Manager of Yulong Bricks
Liping Zhai	50	Executive Director of Yulong Concrete and Supervisory Director of Yulong Transport
Dangwei Wang	41	Supervisory Director of Yulong Concrete
Ya Zhou	36	Plant Manager of Yulong Concrete
Guangjian Zhu	52	Purchase Manager of Yulong Concrete
Xixin Zhang	49	Production Manager of Yulong Concrete
Yaofeng Ren	39	Quality Control Manager of Yulong Concrete
Mingyan Zhao	44	General Manager and Chief Engineer of Yulong Renewable
Yong Yu	45	Vice General Manager of Yulong Renewable
Aimin Shi	47	Executive Director of Yulong Transport

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Kunfeng Zhang has worked at Yulong Bricks since July 2011, and was promoted to the position of executive director in March 2013. From February 2011 to June 2011, he was executive assistant to the general manager of Henan Pingdingshan Hongli Coal & Coking Co., Ltd. From April 2009 to January 2011, he was a manager at an office of Beijing Tongshengxinghe Real Estate Co., Ltd. Mr. Zhang graduated from Pingyuan College in 2006 with a degree in landscape design.

Hui Li became general manager of Yulong Bricks in January 2014, but previously served in that position from April 2011 to December 2012. From January 2013 to January 2014, he was the sales manager of Yulong Renewable. He is also qualified as an intermediate engineer.

Yanpo Zhu has served as vice general manager of Yulong Bricks since 2011.

Xiangqing Zhang has served as vice general manager of Yulong Bricks since 2011. He worked at Yulong Concrete from 2004 to 2010.

Liping Zhai has been the executive director of Yulong Concrete since September 2012, and the supervisory director of Yulong Transport since July 2009. From July 2005 to August 2012, she was the sales manager of Yulong Concrete. Ms. Zhai is a cousin of our founder.

Dangwei Wang has worked at Yulong Concrete since 2010, and was promoted to the position of supervisory director in September 2012. Mr. Wang is a cousin of our founder.

Ya Zhou has been the plant manager of Yulong Concrete since 2012, and previously worked at the company from 2008 to 2010. From 2010 to 2012, he worked at Yulong Transport. Mr. Zhou is qualified as an intermediate building engineer.

Guangjian Zhu has worked at Yulong Concrete since 2004, and was promoted to the position of purchasing manager in September 2012.

Xixin Zhang has been the production manager of Yulong Concrete since 2005. He previously worked for Pingdingshan’s Bureau of Highways.

Yaofeng Ren has worked at Yulong Concrete since 2004, and was promoted to the position of vice quality control manager in November 2009, and quality control manager in 2012. Mr. Wang is qualified as an intermediate building engineer.

Mingyan Zhao has been the general manager of Yulong Renewable since July 2011, and its chief engineer since December 2014. From April 1997 to June 2011, he was the vice general manager of Pingdingshan Jinma Textile Co., Ltd. Mr. Zhao is a graduate from Chengdu Technical School for Textile Industry. He is also qualified as an engineer.

Yong Yu has been the vice general manager of Yulong Renewable since 2009. He is qualified as an engineer and first-rank project manager. Mr. Yu graduated from Zhengzhou Engineering College with a degree in 1995 with a degree in architecture.

Aimin Shi has been the executive director of Yulong Transport since July 2009. He is qualified as an intermediate engineer and senior project manager. Mr. Shi is an uncle of our founder.

Election of Officers

Our executive officers are elected by, and serve at the discretion of, our board of directors.  There are no family relationships among any of our directors, executive officers or significant employees.  There are, however, family relationships among the senior management and key personnel of our consolidated affiliated entities.  A more detailed description of such relationships is located under the section titled “Business—Our Corporate History and Structure—Yulong Group” that is set forth on page 42 of our Annual Report.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings as described in subparagraph (f) of Item 401 of Regulation S-K that are material to the evaluation of their ability or integrity.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership, and annual reports concerning their ownership of our common shares and other equity securities on Forms 3, 4, and 5 respectively. Executive officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2015 fiscal year, our directors, executive officers and persons who owned more than 10% of our common stock complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

The following table provides disclosure concerning all compensation paid for services to Yulong Group companies in all capacities for our fiscal years ended June 30, 2014 and 2015, provided by (i) each person serving as our principal executive officer, or PEO, (ii) each person serving as our principal financial officer, or PF, and (iii) our two most highly compensated executive officers other than our PEO and PFO whose total compensation exceeded $100,000 (collectively with the PEO, referred to as the “named executive officers” in this “Executive Compensation” section).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)

Yulong Zhu (CEO) (1)	2014 2015	- -	- -	- -	- -	- -	- -

Zan Wu (CFO) (2)	2014 2015	8,140 97,740	n/a -	n/a -	n/a -	n/a -	8,410 97,740

(1)	Mr. Zhu did not receive any compensation from us or any of our subsidiaries or consolidated affiliated entities for the periods indicated.

(2)	Mr. Wu was engaged effectively on June 1, 2014 and as such, did not receive any compensation from us or any of our subsidiaries or consolidated affiliated entities prior to such date.

Grants of Plan Based Awards in the Fiscal Year Ended June 30, 2015

We currently have no equity incentive plan.

Outstanding Equity Awards at Fiscal Year-End

No individual grants of stock options or other equity incentive awards have been made to our officers and directors for the fiscal year ended June 30, 2015.

Employment Agreements

As of the date of this Proxy Statement, we have entered into an employment agreement with our chief executive officer, Yulong Zhu, and our chief financial officer, Zan Wu.

Pursuant to our agreement with Mr. Zhu, he will initially receive an annual base salary of $300,000 commencing with the closing of the Company’s initial public offering. Pursuant to our agreement with Mr. Wu, he initially received an annual base salary of RMB 600,000, and his annual base salary increased to $180,000 concurrently with the closing of our initial public offering in July 2015. In addition, Mr. Wu is granted 20,000 restricted shares of our Ordinary Shares pursuant to a restricted stock award agreement as described below.

Mr. Zhu and Mr. Wu are each employed for an initial term of one year, which may be renewed upon mutual agreement. We may terminate their employment for cause, at any time, without notice or remuneration, for certain acts such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties.   We may also terminate their employment without cause upon three-month advance written notice. In such case of termination, we will provide severance payments to them as expressly required by applicable law of China. Mr. Zhu and Mr. Wu may terminate the employment at any time with a three-month advance written notice.

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Mr. Zhu and Mr. Wu have each agreed to hold, both during and after the termination or expiry of his employment agreement, in strict confidence and not to use, except as required in the performance of his duties in connection with the employment or pursuant to applicable law, any of our confidential information or trade secrets, any confidential information or trade secrets of our clients or prospective clients, or the confidential or proprietary information of any third party received by us and for which we have confidential obligations. Each of them has also agreed to disclose in confidence to us all inventions, designs and trade secrets which they conceive, develop or reduce to practice during their employment with us and to assign all right, title and interest in them to us, and assist us in obtaining and enforcing patents, copyrights and other legal rights for these inventions, designs and trade secrets.

In addition, Mr. Zhu and Mr. Wu have each agreed to be bound by non-competition and non-solicitation restrictions during the term of his employment and for one year following the last date of employment. Specifically, each has agreed not to (i) approach our suppliers, clients, customers or contacts or other persons or entities introduced to him in his capacity as a representative of us for the purpose of doing business with such persons or entities that will harm our business relationships with these persons or entities; (ii) assume employment with or provide services to any of our competitors, or engage, whether as principal, partner, licensor or otherwise, any of our competitors, without our express consent; or (iii) seek directly or indirectly, to solicit the services of any of our employees who is employed by us on or after the date of his termination, or in the year preceding such termination, without our express consent.

Pursuant to our restricted stock award agreement with Mr. Wu, we granted him 20,000 restricted shares of our Ordinary Shares, which shares vested concurrently with the closing of the Company’s initial public offering on July 1, 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding our Ordinary Shares beneficially owned on October __, 2015, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding Ordinary Shares, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. To the best of our knowledge, subject to community and marital property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Ordinary Shares Beneficially Owned
Executive officers and directors: (1)	Number of Shares beneficially owned (2)	Percentage of class beneficially owned (3)
Yulong Zhu	4,871,533	41.04%
Zan Wu	20,000	*
Wenge Du	-	- %
Baoming Yu (4)	-	- %
Hong Jiang (4)	-	- %
Alice Io Wai Wu	3,200	*
Michael W. Harlan	3,200	*
Guosheng Liu (5)	-	- %
Qiang Liu (5)	-	- %
All directors and executive officers as a group (7 persons)	4,897,933	41.26%

* Less than 1%.

(1)	Unless otherwise noted, the address for each of the named beneficial owners is: Eastern End of Xiwuzhuang Village, Jiaodian Town, Xinhua Area, Pingdingshan, Henan Province, People’s Republic of China.

(2)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of Ordinary Shares actually outstanding.

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(3)	Unless otherwise noted, the number and percentage of outstanding Ordinary Shares is based upon 11,869,938 shares outstanding as of October 21, 2015.

(4)	This director will not be standing for re-election to our Board at the Annual Meeting.

(5)	Nominee for director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions Related to Our Corporate Structure

We control each of our consolidated affiliated entities through contractual arrangements between Yulong WFOE, our PRC subsidiary, and each of each of our consolidated affiliated entities and their shareholders.  Although current PRC regulations do not restrict or prohibit foreign investment in domestic companies engaging in businesses such as those of our consolidated affiliated entities, there is substantial uncertainty regarding the interpretation and application of such regulations especially by local governments.  To address such uncertainty, we operate in China through contractual arrangements, thereby avoiding the applicability of those PRC regulations governing foreign investments in domestic enterprises.  For a more detailed description of these contractual arrangements, see the section titled “Corporate Structure—Contractual Arrangements” in our Annual Report.

Share Exchange Agreement

On December 22, 2011, we entered into the Exchange Agreement with the following six individuals who are current or former shareholders of Yulong Group:

Name of related parties	Relationship

Yulong Zhu	Founder
Guangjiang Zhu	Relative of founder
Hu Zhu	Relative of founder
Yingtao Miao	Relative of founder
Aimin Shi	Relative of founder and Executive Director of Yulong Transport
Liping Zhai	Relative of founder, Executive Director of Yulong Concrete and Supervisory Director of Yulong Transport

Pursuant to the Exchange Agreement, we issued to such Shareholders and their assignees 6,840,000 Ordinary Shares in the aggregate (giving effect to the 4-for-5 reverse stock split effected on March 3, 2015) in exchange for 10,000 Ordinary Shares of Yulong BVI held by them, and as a result, Yulong BVI became our wholly owned subsidiary.

Other Related Transactions

We have made loans and employee advances to certain related parties on occasions, which are unsecured, non-interest bearing and due on demand.  The loans described below were made prior to our initial public offering and we do not intend to make loans to our related parties going forward in light of Section 402 of the Sarbanes-Oxley Act. Such loans and employee advances consisted of the following amounts as of the periods indicated:

Name of related parties	Relationship	Nature of transactions	June 30, 2015	June 30, 2014

Liping Zhai	Relative of founder and member of management	Employee advance for travel and business expenses	$-	$3,148
Henan Juhe Industrial Co., Ltd.	Owned by founder	Loan to founder's entity for funding business development activities	-	933,460
Total			$-	$936,608

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Loans from related parties

We have also borrowed from related parties on occasions, which are unsecured, non-interest bearing and due on demand.  Such loans consisted of the following amounts as of the periods indicated:

Name of related parties	Relationship	Nature of transactions	June 30, 2015	June 30, 2014

Yulong Zhu (1)	Founder	Loan from founder for operating cash flows	$2,342,541	$9,418,968
Henan Yuliang Hotel Co., Ltd.	Owned by founder	Loan from founder's entity for operating cash flows	21,281	182,000
Lei Zhu (2)	Relative of founder	Loan from relative of founder for operating cash flow	220,282	381,167
Hu Zhu	Relative of founder	Loan from relative of founder for operating cash flow	-	975
Total			2,584,104	9,983,110
Total other payables - related parties - current			(2,584,104)	(182,000)
Total other payables - related parties - non-current			$-	$9,801,110

(1)	Converted approximately $1.6 million into shares of the Company’s ordinary shares concurrently with the closing of the Company’s initial public offering of its ordinary shares on July 1, 2015 (the “IPO”), at the initial public price per share of $6.25 (the “IPO Price”).

(2)	Fully converted into shares of the Company’s ordinary shares concurrently with the closing of the IPO at the IPO Price.

On June 30, 2014, the Company reclassified $9,801,110 of such other payables from current payables to non-current payables, as the related parties agreed not to require repayment before December 31, 2015. During the year ended June 30, 2015, however, the Company repaid approximately $6.5 million to its founder (including a $912,240 non-cash transaction discussed under “non-cash transactions-related parties” below) after consulting with him regarding his cash needs and after determining that the Company had sufficient cash on hand.

The Company’s founder who is also its chief executive officer and majority shareholder has agreed to support the Company financially on an as needed basis, as he has done in the past.

Non-cash transactions with related parties

For the year ended June 30, 2015, Henan Juhe Industrial Co., Ltd. (“Juhe Industrial”) deposited $912,240 that it owed Yulong Transport into a bank account of the Company’s founder, which was offset against amount owed by the Company to him. The effect of such related party non-cash transactions on cash flow are as follows:

Other receivables-related party movement:

Name of related parties	June 30, 2014	Repayments from related parties	Non-cash items (1)	Effective of exchange rate	June 30, 2015

Liping Zhai	3,148	(3,155)	-	7	-
Juhe Industrial	933,460	(23,518)	(912,240)	2,298	-
Total	$936,608	$(26,673)	$(912,240)	$2,305	$-

(1)	See non-cash items in the accompanying consolidated statements of cash flows in the financial statements included with our Annual Report.

There were no non-cash transactions between related parties for the year ended June 30, 2014.

23

Dividends payable to related parties

We have declared dividends for the benefits of our related parties, although they have agreed not to require payment thereof until December 31, 2016. The dividends payables consisted of the following amounts as of the periods indicated:

Name of related parties	Relationship	June 30, 2015	June 30, 2014

Yulong Zhu	Founder	$3,462,665	$3,437,283
Hu Zhu	Relative of Founder	2,212,315	2,196,098
Guangjian Zhu	Relative of Founder; Purchase Manager of Yulong Concrete	1,773,900	1,760,896
Yingtao Miao	Relative of Founder	545,245	541,248
Total dividends payable		$7,994,125	$7,935,525

Review, Approval or Ratification of Related Party Transactions

Our audit committee is responsible for reviewing and approving all related party transactions that are required to be disclosed under the applicable rules of the SEC and NASDAQ, when appropriate, and authorizing or ratifying all such transactions in accordance with written policies and procedures established by our board of directors from time to time.  The audit committee may approve or ratify related party transaction only if it determines in good faith that under all the circumstances, the transaction is fair to us.

OTHER MATTERS

The Board and management do not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Yulong Zhu
Name: Yulong Zhu
Title: Chairman of the Board of Directors

24

EXHIBIT A

PROXY CARD

YOUR VOTE IS IMPORTANT – VOTE TODAY IN ONE OF THREE WAYS:

MAIL	INTERNET	PHONE
If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.	If you wish to vote by internet, please log-on to: http://www.proxypush.com/itc Enter your control number printed below and vote your proxy by checking the appropriate boxes. Click on “Accept Vote”.	After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to a few simple questions. Your vote will be confirmed and cast as directed. Call toll-free in the U.S. at 866.702.2536 on a touch-tone telephone.

All votes must be received by 8:00 pm, China local time, on December 17, 2015

(same as 7:00 am, U.S. Eastern Standard Time, on December 17, 2015)

CONTROL NUMBER

▼	FOLD AND DETACH HERE	▼

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

YULONG ECO-MATERIALS LIMITED

for the December 18, 2015 Annual Meeting of Shareholders and any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the stockholders of Yulong Eco-Materials Limited (the “Company”) to be held at 10:00 AM (China local time) on December 18, 2015 (the “Annual Meeting”), and the associated Proxy Statement; (b) appoints Yulong Zhu, as Proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the Ordinary Shares of the Company, par value $0.00125 per share, held of record by the undersigned at the close of business on October 27, 2015, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2015.

The Proxy Statement, the Notice of Annual Meeting of Shareholders and Our Annual Report to Shareholders are available at http://www.hivedms.com/yeco.

The Board of Directors recommends you vote (a) “FOR” each of the director nominees set forth in Proposal 1; (b) “FOR” Proposals 2, 3 and 4; and (c) “THREE YEARS” for Proposal 5.

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

1.	The Board of Directors recommends a vote FOR each director of the Company listed below, to serve until the Annual Meeting of Stockholders for the fiscal year ending June 30, 2016 and until such director’s respective successors shall be elected and qualified, or until such director’s earlier death, resignation or removal from office

Yulong Zhu	☐ FOR	☐ WITHHOLD	Alice Io Wai Wu	☐ FOR	☐ WITHHOLD

Wenge Du	☐ FOR	☐ WITHHOLD	Michael W. Harlan	☐ FOR	☐ WITHHOLD

Guosheng Liu	☐ FOR	☐ WITHHOLD	Qiang Liu	☐ FOR	☐ WITHHOLD

2.	The Board of Directors recommends a vote FOR ratification of the appointment of Friedman LLP as the independent auditors for the Company for the fiscal year ending June 30, 2016.

☐  FOR   ☐  AGAINST   ☐  ABSTAIN

3.	The Board of Directors recommends a vote FOR the approval of the Company’s 2015 Equity Incentive Plan

☐  FOR   ☐  AGAINST   ☐  ABSTAIN

4.	The Board of Directors recommends a vote FOR advisory approval of the Company’s executive compensation.

☐  FOR   ☐  AGAINST   ☐  ABSTAIN

5.	Advisory vote on the frequency of holding future advisory votes on executive compensation. The Board of Directors recommends a vote for 3 YEARS on this proposal.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSON DESIGNATED AS PROXY.

Please mark, sign, date, and return this Proxy as promptly as possible in the envelope provided.

Dated: ____________________, 2015

X

X
Signature(s) of Shareholders

Joint owners should each sign. Signature(s) should correspond with your name(s) as printed on this Proxy. Attorneys, executors, trustees, administrators and guardians should give full title and authority. If a corporation, please provide full name of corporation and title of the authorized officer signing this Proxy. If a partnership or limited liability company (“LLC”), please provide the full partnership’s or LLC’s name and title of the authorized person signing this Proxy.

EXHIBIT B

YULONG ECO-MATERIAL LIMITED

2015 EQUITY INCENTIVE PLAN

(commences on the following page)

YULONG ECO-MATERIALS LIMITED

2015 EQUITY INCENTIVE PLAN

Effective on December __, 2015

1.             Purposes of the Plan.

The purposes of this Yulong Eco-Materials Limited 2015 Equity Incentive Plan (the "Plan") is to enable Yulong Eco-Materials Limited, a Cayman Islands limited company (the "Company"), to attract and retain the services of employees, directors and consultants considered essential to the success of the Company and the Group Members (as defined below) (collectively, the "Group") by providing additional incentives to promote the success of the Group as a whole. Options granted under the Plan may be "Incentive Stock Options" or "Nonstatutory Stock Options," as determined by the Administrator (as defined below) at the time of grant. Restricted Shares (as defined below), Restricted Share Units (as defined below), Dividend Equivalents (as defined below), Share Appreciation Rights (as defined below) and Share Payments (as defined below) may also be granted under the Plan.

2.            Definitions and Interpretation.

(a)            Definitions. In this Plan, unless the context otherwise requires, the following expressions shall have the following meanings:

"Administrator" means the Committee or in the absence of such Committee, the Board.

"Applicable Law" means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

"Award" means a Dividend Equivalent, Option, Restricted Share, Restricted Share Unit, Share Appreciation Right or Share Payment award granted to a Participant pursuant to the Plan.

"Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

"Board" means the Board of Directors of the Company.

"Business" means any Person, which carries on activities for profit, and shall be deemed to include any affiliate of such Person.

"Cause" means, with respect to a Participant:

(i)            any commission of an act of theft, embezzlement, fraud, dishonesty, ethical breach or other similar acts, or commission of a felony or a lesser crime involving moral turpitude;

(ii)          any material breach of any agreement or understanding between the Participant and any Group Member including, without limitation, any applicable intellectual property and/or invention assignment, employment, non-competition, confidentiality or other similar agreement;

(iii)         any material misrepresentation or omission of any material fact in connection with the Participant's employment with any Group Member or service as an Service Provider;

(iv)        any material failure to perform the customary duties as an Employee, Consultant or Director, to obey the reasonable directions of a supervisor or to abide by the policies or codes of conduct of any Group Member; or

(v)         any conduct that is materially adverse to the name, reputation or interests of the Group.

"Change in Control" means any of the following transactions:

(i)          an amalgamation, arrangement, merger, consolidation or scheme of arrangement in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated or which following such transaction the holders of the Company's voting securities immediately prior to such transaction own more than fifty percent (50%) of the voting securities of the surviving entity;

(ii)           the sale, transfer or other disposition of all or substantially all of the assets of the Company (other than to a Subsidiary);

(iii)          the completion of a voluntary or insolvent liquidation or dissolution of the Company;

(iv)          any takeover, reverse takeover, scheme of arrangement, or series of related transactions culminating in a reverse takeover or scheme of arrangement (including, but not limited to, a tender offer followed by a takeover or reverse takeover) in which the Company survives but (A) the securities of the Company outstanding immediately prior to such transaction are converted or exchanged by virtue of the transaction into other property, whether in the form of securities, cash or otherwise, or (B) the securities possessing more than fifty percent (50%) of the total combined voting power of the Company's then outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such transaction culminating in such takeover, reverse takeover or scheme of arrangement, or (C) the Company issues new voting securities in connection with any such transaction such that holders of the Company's voting securities immediately prior to the transaction no longer hold more than fifty percent (50%) of the voting securities of the Company after the transaction; or

(v)          the acquisition in a single or series of related transactions by any person or related group of persons (other than Employees of one or more Group Members or entities established for the benefit of the Employees of one or more Group Members) of (A) control of the Board or the ability to appoint a majority of the members of the Board, or (B) beneficial ownership (within the meaning of Rule 13d-3 under the U.S. Securities Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's then outstanding securities.

"Code" means the United States Internal Revenue Code of 1986, as amended.

"Committee" means the Compensation Committee of the Board (or a subcommittee thereof), or such other committee of the Board to which the Board has delegated power to act pursuant to the provisions of this Plan; provided, that in the absence of any such committee, the term "Committee" shall mean the Board.

"Company" has the meaning set forth in Section 1.

"Competitor" means any Business that is engaged in or is about to become engaged in any activity of any nature that competes with a product, process, technique, procedure, device or service of any Group Member. The Administrator shall determine in its sole discretion a list of Competitors applicable to the forfeiture provisions of the Award Agreements from time to time.

"Consultant" means any Person who is engaged by a Group Member to render consulting or advisory services to a Group Member who may be offered securities registrable on Form S-8 under the U.S. Securities Act or pursuant to Rule 701 of the U.S. Securities Act, or any other available exemption, as applicable.

"Director" means a member of the board of directors of a Group Member.

"Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Administrator; provided, however, that purposes of Incentive Stock Options, "Disability" means a "permanent and total disability" as defined in Section 22(e)(3) of the Code.

"Dividend Equivalent" means a right to receive the equivalent value (in cash or other property or, subject to Section 11, a reduction in exercise price or base price of the relevant outstanding Award) of dividends paid on Shares as provided under Section 11.

"Effective Date" means the closing of the Company's initial public offering of its Shares.

"Employee" means any person who has an employment relationship with any Group Member. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the relevant Group Member under Applicable Laws, or (ii) transfers between locations of Group Members.

"Fair Market Value" means, as of any date, the value of Shares determined as follows:

(i)            If the Shares are listed on one or more established stock exchanges or traded on one or more automated quotation systems, the Fair Market Value shall be the closing sales price for such Shares as quoted on the principal exchange or system on which the Shares are listed or traded on the date of determination, as reported in Bloomberg or such other source as the Administrator deems reliable unless otherwise prescribed by any Applicable Law, or, if the date of determination is not a Trading Date, the closing sales price as quoted on the principal exchange or system on which the Shares are listed or traded on the Trading Date immediately preceding the date of determination;

(ii)           If the Shares are listed on one or more established stock exchanges or traded on one or more automated quotation systems, the Fair Market Value shall be the closing sales price for such Shares as quoted on the principal exchange or system on the date of determination, as reported in Bloomberg or such other source as the Administrator deems reliable, or, if the date of determination is not a Trading Date, the closing sales price as quoted on the principal exchange or system on which the Shares are listed or traded on the Trading Date immediately preceding the date of determination;

(iii)          If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the date of determination; or

(iv)          In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

"Family Member" means (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the U.S. Securities Act (collectively, the "Immediate Family Members", which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, and any person sharing the Participant's household (other than a tenant or employee); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Administrator in its sole discretion, or (II) as provided in the applicable Award Agreement; provided, that the Participant gives the Administrator advance written notice describing the terms and conditions of the proposed transfer and the Administrator notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

"Group" has the meaning set forth in Section 1.

"Group Member" means the Company, any Subsidiary or any Related Entity.

"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

"Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

"Option" means an option to purchase Shares granted pursuant to the Plan.

"Participant" means the holder of an outstanding Award granted under the Plan.

"Person" means any natural person, firm, company, corporation, body corporate, partnership, association, government, state or agency of a state, local, municipal or provincial authority or government body, joint venture, trust, individual proprietorship, business trust or other enterprise, entity or organization (whether or not having separate legal personality).

"Plan" has the meaning set forth in Section 1.

"Related Entity" means any Person (including any subsidiary thereof) in or of which the Company or a Subsidiary holds a substantial economic interest, or possesses the power to direct or cause the direction of the management policies, directly or indirectly, through the ownership of voting securities, by contract, or other arrangements as trustee, executor or otherwise, but which, for purposes of the Plan, is not a Subsidiary and which the Administrator designates as a Related Entity. For purposes of the Plan, any Person in or of which the Company or a Subsidiary owns, directly or indirectly, securities or interests representing twenty percent (20%) or more of its total combined voting power of all classes of securities or interests shall be deemed a "Related Entity" unless the Administrator determines otherwise.

"Restricted Share" means a Share subject to restrictions and repurchase rights granted pursuant to the Plan.

"Restricted Share Unit" means the right to receive a Share at a future date granted pursuant to the Plan.

"Service Provider" means any Person who is an Employee, a Consultant or a Director; provided, however, that Awards shall not be granted to any Consultant or Director in any jurisdiction in which, pursuant to Applicable Laws, grants to non-employees are not permitted.

"Share" means an ordinary share of the Company, par value US$0.00125 per share, as adjusted in accordance with Section 14(a) below.

"Share Appreciation Right" means a right to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the Share Appreciation Right is exercised over the base price as set forth in the applicable Award Agreement, granted pursuant to the Plan.

"Share Payment" means a payment in the form of Shares, as part of any bonus, deferred compensation or other cash compensation arrangement, made in lieu of all or any portion of such bonus, deferred compensation or other cash compensation arrangement, granted pursuant to the Plan.

"Subsidiary" means any Person Controlled by the Company. "Control" means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person whether through the ownership of the voting securities of such Person or by contract or otherwise; provided, however, that for purposes of Incentive Stock Options, a Subsidiary shall mean only any Person of which a majority of the outstanding voting securities or voting power is beneficially owned directly or indirectly by the Company. For purposes of the Plan, any "variable interest entity" that is consolidated into the consolidated financial statements of the Company under applicable accounting principles or standards as may apply to the consolidated financial statements of the Company shall be deemed a Subsidiary.

"Tax" means any income, employment, social welfare or other tax withholding obligations (including a Participant's tax obligations) or any levies, stamp duties, charges or taxes required or permitted to be withheld or otherwise payable under Applicable Laws with respect to any taxable event concerning a Participant arising as a result of this Plan.

"Terminated for Cause" or "Termination for Cause" means, in the case of a Participant, (i) the termination of the Participant's status as a Service Provider for Cause or (ii) the Participant's voluntary resignation as a Service Provider if the Administrator determines at any time that, before or after the Participant's resignation, a Group Member had Cause to terminate such Participant's status as a Service Provider.

"Trading Date" means any day on which the Shares are (i) publicly traded on one or more established stock exchanges or an automated quotation system under an effective registration statement or similar document under Applicable Law or (ii) quoted by a recognized securities dealer.

"U.S. Person" means a "United States Person" within the meaning of Section 7701(a)(30) of the Code (i.e., a citizen or resident of the United States, including a lawful permanent resident, even if such individual resides outside of the United States).

"U.S. Securities Act" means the United States Securities Act of 1933 and the regulations thereunder, as amended from time to time.

"U.S. Securities Exchange Act" means the United States Securities Exchange Act of 1934 and the regulations thereunder, as amended from time to time.

(b)          Interpretation. Unless expressly provided otherwise, or the context otherwise requires:

(i)            the headings in this Plan are for convenience only and shall not affect its interpretation;

(ii)           the terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(iii)          references to "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

(iv)          references to "dollars" or "US$" shall be deemed references to the lawful money of the United States of America;

(v)           references to sections, sub-sections, paragraphs, and sub-paragraphs are to sections, sub-sections, paragraphs and sub-paragraphs of this Plan;

(vi)         use of any gender includes the other genders;

(vii)        a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted; and

(viii)       a reference to any other document referred to in this Plan is a reference to that other document as amended, varied, novated or supplemented at any time.

3.            Shares Subject to the Plan.

(a)            Subject to the provisions of Sections 14 and paragraph (b) of this Section 3, the maximum aggregate number of Shares which may be subject to Awards under the Plan is 600,000. The Shares which may be subject to Awards are authorized but unissued Shares of the Company.

(b)            If an Award (or any portion thereof) terminates, expires or lapses or is cancelled for any reason, any Shares subject to the Award (or such portion thereof) shall again be available for the grant of an Award pursuant to the Plan (unless the Plan has terminated). If any Award (in whole or in part) is settled in cash or other property in lieu of Shares, then the number of Shares subject to such Award (or such portion of an Award) shall again be available for grant pursuant to the Plan. However, Shares that have actually been issued under the Plan, pursuant to Awards under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that (i) if any Restricted Shares are forfeited or the Company repurchases Restricted Shares pursuant to the terms of the Award Agreement; or (ii) if the Company repurchases any Shares underlying any Award (or a portion thereof) in the event of a Participant's joining a Competitor or Termination for Cause, then such Restricted Shares or Shares shall form part of the authorized but unissued share capital of the Company and may become available for future grant under the Plan (to the extent permitted under Applicable Laws).

(c)            Shares withheld or not issued by the Company upon the grant, exercise or vesting of any Award under the Plan, in payment of the exercise or purchase price thereof or Tax obligation or withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3(a).

4.            Administration of the Plan.

(a)          Administrator. The Plan shall be administered by the Administrator (except as otherwise permitted herein).

(b)          Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. Subject to the provisions of the Plan, the Administrator shall have the power and authority, in its discretion:

(i)           to select the Service Providers to whom Awards may from time to time be granted hereunder;

(ii)          to determine the type or types of Awards to be granted to each Service Provider;

(iii)         to determine Fair Market Value;

(iv)         to determine the number of Shares to be covered by each such Award granted hereunder;

(v)          to prescribe the forms of Award Agreement for use under the Plan, which need not be identical for each Participant and to amend any Award Agreement provided, that: (1) the rights or obligations of the Participant holding the Award that is the subject of any such Award Agreement are not affected adversely by such amendment; (2) the consent of the affected Participant is obtained; or (3) such amendment is otherwise permitted under the Plan. Any such amendment of a grant or Award under the Plan need not be the same with respect to each Participant;

(vi)         to determine the terms and conditions of any Award granted hereunder (such terms and conditions to include, but not be limited to, the exercise price, the time or times when Awards may be vested, issued or exercised, as the case may be (which may be based on performance criteria), the times at which Shares are deliverable under a Restricted Share Unit, whether any Award may be paid in cash or Shares, and any rules for tolling the vesting of awards upon an authorized leave of absence, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vii)        to determine any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Awards or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(viii)       to determine all matters and questions relating to whether a Participant's status as a Service Provider has been terminated, including without limitation if such termination was for Cause or for Disability and, if so, to determine the effective date of such termination (which it may determine to be the date of notice of resignation or the date of an act or omission by such Participant constituting Cause) and all questions of whether particular leaves of absence constitute a termination of the Service Provider;

(ix)          to determine whether a Business is a Competitor of the Company;

(x)           to prescribe, amend and rescind rules and regulations relating to the Plan and the administration of the Plan and all Award Agreements, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred Tax treatment under the tax laws of any jurisdiction;

(xi)          to allow the Participants to satisfy Tax obligations by having the Company withhold from Awards (or a portion thereof), that number of Shares having a Fair Market Value equal to the amount required to be withheld as set forth in Section 15(j) below;

(xii)         to take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with Applicable Laws or any necessary local governmental regulatory exemptions or approvals or listing requirements of any securities exchange or automated quotation system;

(xiii)        to construe, interpret, reconcile any inconsistency in, correct any defect in and/or supply any omission in the terms of the Plan, the Award Agreement and Awards granted pursuant to the Plan; and

(xiv)        make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

(c)            Action by the Administrator. The Administrator may act at a meeting or in writing signed by all members in lieu of a meeting. The Administrator is entitled to, in good faith, rely or act upon any report or other information furnished by any officer or other employee of any Group Member, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(d)            Effect of Administrator's Decision. The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan and any Award Agreement, and all decisions, determinations and interpretations of the Administrator shall be final, binding and conclusive for all purposes and upon all Participants.

(e)            Delegation of Authority. To the extent permitted by Applicable Laws, the Administrator may from time to time delegate to one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Section 4. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegatee.

5.            Eligibility.

(a)            Subject to the terms of the Plan, all forms of Awards may be granted to any Service Provider. Incentive Stock Options, however, may be granted only to Employees. Except for grants of Incentive Stock Options, for purposes of this Section 5(a), "Service Providers" shall include prospective Service Providers to whom Awards are granted in connection with written offers of a service relationship with a Group Member.

(b)            An Option that is intended to be an Incentive Stock Option shall be so designated in the Award Agreement. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Participant during any calendar year (under all plans of the Company or any Group Member).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.  In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c)            Neither the Plan nor any Award shall confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider with any Group Member, nor shall it interfere in any way with his or her right or any Group Member's right to terminate such relationship at any time, with or without cause.

(d)            Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be tolled during any unpaid leave of absence in accordance with such rules as the Administrator shall determine.

6.            Terms of Awards.

(a)            Term. The term of each Award shall be stated in the Award Agreement; provided, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.  Subject to the foregoing, except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Award, and may extend the time period during which vested Awards may be exercised, in connection with any termination of Participant's status as a Service Provider, and may amend any other term or condition of an Award relating to such termination.

(b)            Timing of Granting of Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award or such other future date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

(c)            Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan (or any other award granted pursuant to another compensation plan). Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards (or any other award granted pursuant to another compensation plan).

(d)            Award Agreement. All Awards shall be evidenced by an Award Agreement setting forth the number of Shares subject to the Award and the terms and conditions of the Award, which shall not be inconsistent with the Plan; provided, however, that if necessary to comply with Section 409A of the Code, for each U.S. Person the Shares subject to the Awards shall be "service recipient stock" within the meaning of Section 409A of the Code or the Award shall otherwise comply with Section 409A of the Code, unless the Participant consents otherwise.

(e)            Vesting. The period during which an Award, in whole or in part, vests shall be set by the Administrator, and the Administrator may determine that an Award may not vest in whole or in part for a specified period after it is granted. Such vesting may be based on service with a Group Member or any other criteria selected by the Administrator. At any time after grant of an Award, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Award vests. No portion of an Award which is unvested or unexercisable at the termination of Participant's status of as a Service Provider shall thereafter become vested or exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Award.

(f)            Issuance of Shares. Shares issued upon grant, exercise or vesting of an Award (or any portion thereof) shall be issued in the name of the Participant or, if requested by the Participant and approved by the Administrator, in the name of the Participant and his or her spouse or, in the name of Family Members.

(g)            Termination of Relationship as a Service Provider. If a Participant's status as a Service Provider terminates, such Participant may exercise any unexercised Award (to the extent exercisable) within such period of time as is specified in the Award Agreement to the extent that the Award is vested and exercisable on the date of termination (but in no event later than the expiration of the term of the Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, and except as provided in Sections 6(h), 6(i) and 6(j), Awards shall remain exercisable for three (3) months following the Participant's termination. Unless otherwise specified in the Award Agreement or otherwise determined by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Award, the unvested portion of such Award shall be deemed cancelled and the Shares covered by the unvested portion of the Award shall revert to the Plan and again be available for grant or award under the Plan. If, after termination, the Participant does not exercise his or her Award within the time specified by the Administrator, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan and again be available for grant or award under the Plan.

(h)            Disability of Participant. If a Participant's status as a Service Provider terminates as a result of the Participant's Disability, the Participant may exercise any unexercised Award (to the extent exercisable) within such period of time as is specified in the Award Agreement to the extent the Award is vested and exercisable on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise specified in the Award Agreement or otherwise determined by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Award, the unvested portion of such Award shall be deemed cancelled and the Shares covered by the unvested portion of the Award shall revert to the Plan and again be available for grant or award under the Plan. If, after termination, the Participant does not exercise his or her Award within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan and again be available for grant or award under the Plan.

(i)            Death of Participant. If a Participant dies while a Service Provider, any unexercised Award (to the extent exercisable) may be exercised within such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of death of the Participant (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement) by the Participant's estate or by a person who acquires the right to exercise the Award by bequest or inheritance. In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for twelve (12) months following the Participant's death. Unless otherwise specified in the Award Agreement or otherwise determined by the Administrator, if, at the time of death, the Participant is not vested as to the entire Award, the unvested portion of such Award shall be deemed cancelled and the Shares covered by the unvested portion of the Award shall immediately revert to the Plan and again be available for grant or award under the Plan. If the Award is not so exercised within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan and again be available for grant or award under the Plan.

(j)            Termination for Cause. Subject to Applicable Law, if a Participant is Terminated for Cause, all unexercised Options or Share Appreciation Rights, whether vested or unvested, may be cancelled as of the date of such termination as determined by the Administrator in its sole discretion at time the Award is granted as set forth in the applicable Award Agreement or at the time of such termination. All Shares acquired pursuant to an Award by a Participant Terminated for Cause shall be subject to right of repurchase by the Company at any time and from time to time at the lesser of (i) the original purchase price or exercise price paid for the Shares (or in the event the price was paid in services, then the Shares will be forfeited and cancelled without payment) and (ii) the then Fair Market Value of such Shares. Any Shares covered by cancelled Awards, and any Shares repurchased or forfeited pursuant to this Section 6(j), shall revert to the Plan and again be available for grant or award under the Plan.

7.            Options.

(a)            Rights to Purchase. After the Administrator determines that it will offer Options under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to such Options.

(b)            Exercise Price. The exercise price per Share subject to an Option shall be determined by the Administrator and set forth in the Award Agreement which, unless otherwise determined by the Administrator, may be a fixed or variable price determined by reference to the Fair Market Value of the Shares over which such Award is granted; provided, however, that no Option may be granted to a U.S. Person with an exercise price per Share which is less than the Fair Market Value of such Shares on the date of grant (or date of adjustment pursuant to the following sentence), without compliance with Section 409A of the Code, or the Participant's consent; and provided, further, that Nonstatutory Stock Options may be granted with an exercise price lower than that set forth herein if such Option is granted pursuant to an assumption or substitution for an option granted by another company, whether in connection with an acquisition of such other company or otherwise. The exercise price per Share subject to an Option may be amended or adjusted in the absolute discretion of the Administrator, provided, that such adjustment does not result in a materially adverse impact to the Participant. For the avoidance of doubt, to the extent not prohibited by Applicable Laws, a downward adjustment of the exercise prices of Options mentioned in the preceding sentence shall be effective without the approval of either the Company's shareholders or the affected Participants.

(c)           Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of:

(i)            cash;

(ii)           check;

(iii)          promissory note;

(iv)          if there is a public market for the Shares at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the exercise price;

(v)           Shares having a Fair Market Value equal to the aggregate exercise price for the Shares being purchased and satisfying such other reasonable requirements as may be imposed by the Administrator (including by means of attestation of ownership of a sufficient number of Shares in lieu of actual delivery of such Shares to the Company); provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Administrator in order to avoid adverse accounting treatment applying generally accepted accounting principles);

(vi)          by a "net exercise" method whereby the Company withholds from the delivery of Shares for which the Option was exercised that number of Shares having a Fair Market Value equal to the aggregate exercise price for the Shares for which the Option was exercised;

(vii)         by such other consideration as may be approved by the Administrator from time to time to the extent permitted by Applicable Laws; or

(viii)        any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d)            Procedure for Exercise. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option and payment of the exercise price and Taxes which are required to be withheld or paid by the relevant Group Member. Full payment may consist of any consideration and method of payment permitted under (c) above.

(e)            Rights as a Shareholder. Until the Shares are issued (by entry in the Company's register of members), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14.

(f)            Substitution of Share Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Share Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Share Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable.

8.            Restricted Shares.

(a)            Rights to Purchase. After the Administrator determines that it will offer Restricted Shares under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to such Restricted Shares.

(b)            Restrictions. All Restricted Shares shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. A Restricted Share may not be sold or encumbered until all restrictions on such Restricted Share are terminated or expire and it has become vested. All Restricted Shares shall be held by the Company in escrow for the Participant until all restrictions on such Restricted Shares have been removed.

(c)            Repurchase or Forfeiture of Restricted Shares. If the price for the Restricted Shares was paid by the Participant in services, then upon termination as a Service Provider, the Participant shall no longer have any rights in the unvested Restricted Shares, and such Restricted Shares shall be surrendered or transferred to the Company without consideration. If a purchase price was paid by the Participant for the Restricted Shares, upon a termination as a Service Provider, the Company shall have the right to repurchase from the Participant the unvested Restricted Shares then subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Shares or such other amount as may be specified in the Award Agreement.

(d)            Rights as a Shareholder. Once the Restricted Shares are issued, subject only to the restrictions on the Shares as provided in the Award Agreement, the Participant shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase of the Restricted Shares is entered upon entry in the Company's register of members or upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right in respect of any Restricted Share for which the record date is prior to the date the Participant is entered on the Company's register of members in respect of such Restricted Shares, except as provided in Section 14 of the Plan.

9.            Restricted Share Units.

(a)            Rights to Purchase. After the Administrator determines that it will offer Restricted Shares Units under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to such Restricted Shares Units.

(b)            Rights as a Shareholder. Until a Share is issued in settlement of the Restricted Share Unit, the Participant shall not have any rights as a shareholder with respect to such Share.

10.          Share Appreciation Rights.

(a)            Rights to Purchase. After the Administrator determines that it will offer Share Appreciation Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to such Share Appreciation Rights.

(b)            Base Price. The price per Share over which the appreciation of each Share Appreciation Right is to be measured shall be the base price as determined by the Administrator and set forth in the Award Agreement which may be a fixed or variable price determined by reference to the Fair Market Value of the Shares; provided, however, that for each U.S. Person such base price may not be established at less than the Fair Market Value on the date the Share Appreciation Right is granted, without such Share Appreciation Right either complying with Section 409A of the Code, or the Participant's consent. The base price per Share so established for a Share Appreciation Right may be amended or adjusted in the absolute discretion of the Administrator, provided, that such adjustment does not result in a materially adverse impact to the Participant. For the avoidance of doubt, to the extent not prohibited by Applicable Laws, a downward adjustment in the base price mentioned in the preceding sentence shall be effective without the approval of either the Company's shareholders or the affected Participants.

(c)            Payment. Payment by the Company for a Share Appreciation Right shall be in cash, in Shares (based on its Fair Market Value as of the date the Share Appreciation Right is exercised) or a combination of both, as determined by the Administrator in the Award Agreement or, if the Award Agreement does not specifically so provide, by the Administrator at the time of exercise. To the extent any payment is effected in Shares, only that number of Shares actually issued in payment of the Share Appreciation Right shall be counted against the maximum number of Shares which may be issued under Section 3.

(d)            Procedure for Exercise. Any Share Appreciation Right granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. A Share Appreciation Right shall be exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Share Appreciation Right and payment of Taxes which are required to be withheld or paid by the relevant Group Member. If Shares are issued upon exercise of a Share Appreciation Right, then such Shares shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse or, in the name of Family Members.

(e)            Rights as a Shareholder. Until the Shares are issued (by entry in the Company's register of members), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Share Appreciation Right. The Company shall issue (or cause to be issued) such Shares promptly after the Share Appreciation Right is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14.

11.           Dividend Equivalents.

The Administrator is authorized to grant Dividend Equivalents on any Award and to any Service Provider. Dividend Equivalents with respect to an Award may be granted by the Administrator based on dividends declared on the Shares underlying such Award, to be credited as of dividend payment dates during the period between the date the Dividend Equivalent is granted to a Participant and the date the Award with respect to which the Dividend Equivalent vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be settled in cash, other property or a reduction in exercise price or base price of the relevant Award by such formula and at such time and subject to such limitations as may be determined by the Administrator and set forth in the Award Agreement. Dividend Equivalents shall not be granted on Options or Share Appreciation Rights granted to U.S. Persons.

12.          Share Payments.

The Administrator is authorized to grant Share Payments to any Service Provider in the manner determined from time to time by the Administrator; provided, that unless otherwise determined by the Administrator such Share Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant, including any such compensation that has been deferred at the election of the Participant, and provided, further, that not less than the par value of any Share shall be received by the Company in connection with its issue pursuant to any such Share Payment. In accordance with Applicable Law, such par value may be paid through the provision of services. The number of Shares issuable as a Share Payment shall be determined by the Administrator and may be based upon satisfaction of such specific criteria as determined appropriate by the Administrator, including specified dates for electing to receive such Share Payment at a later date and the date on which such Share Payment is to be made.

13.          Non-Transferability.

Awards, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process; provided, that (i) during a Participant's lifetime, with the consent of the Administrator (on such terms and conditions as the Administrator determines appropriate), the Participant may transfer Nonstatutory Stock Options, Restricted Shares, Restricted Share Units, Share Appreciation Rights, Dividend Equivalents, and Share Payments to his or her Family Members by gift or pursuant to domestic relations order in the settlement of marital property rights, and (ii) following a Participant's death, Awards, to the extent they are vested upon the Participant's death, may be transferred by will or by the laws of descent and distribution.

14.          Adjustments Upon Changes in Capitalization, Change of Control.

(a)          Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, and the number of Shares subject to grant as Incentive Stock Options, as well as the price per Share covered by each such outstanding Award, shall be proportionally and equitably adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation, stock dividend, amalgamation, spin-off, arrangement or consolidation, combination or reclassification of Shares. Additionally, in the event of any other increase or decrease in the number of issued Shares effected without consideration by the Company, then the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award and the limitations on the number of Shares subject to grant as Incentive Stock Options, as well as the price per Share covered by each outstanding Award may be adjusted for any increase or decrease in the number of issued Shares resulting therefrom. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." The manner in which such adjustments under this Section 14(a) are to be accomplished shall be determined by the Board whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. For the avoidance of doubt, in the case of any extraordinary cash dividend, the Board shall make an equitable or proportionate adjustment to outstanding Awards to reflect the effect of such extraordinary cash dividend.

(b)          Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option, or Share Appreciation Right until fifteen (15) days prior to such dissolution or liquidation as to all of the Shares covered thereby. In addition, the Administrator may provide that any Company repurchase option or vesting condition applicable to any Restricted Shares shall lapse as to all such Restricted Shares and any Shares issuable under Restricted Share Units or as Share Payments shall be issued as of such date, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated by the proposed dissolution or liquidation. To the extent it has not been previously exercised or paid out, all Awards will terminate immediately prior to the consummation of such proposed dissolution or liquidation.

(c)          Change of Control. Except as may otherwise be provided in any Award Agreement or any other written agreement entered into by. and between the Company and a Participant, if a Change in Control occurs, the Company as determined in the sole discretion of the Administrator and without the consent of the Participant may take any of the following actions:

(i)            accelerate the vesting, in whole or in part, of any Award;

(ii)           purchase any Award for an amount of cash or Shares equal to the value that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested (and, for the avoidance of doubt, if as of such date the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment); or

(iii)          provide for the assumption, conversion or replacement of any Award by the successor corporation or a parent or subsidiary of the successor corporation with other rights (including cash) or property selected by the Administrator in its sole discretion or the assumption or substitution of such Award by the successor or surviving corporation, or a parent or subsidiary thereof, with such appropriate adjustments as to the number and kind of Shares and prices as the Administrator deems, in its sole discretion, reasonable, equitable and appropriate. In the event the successor corporation refuses to assume, convert or replace outstanding Awards, the Awards shall fully vest and the Participant shall have the right to exercise or receive payment as to all of the Shares subject to the Award, including Shares as to which it would not otherwise be vested, exercisable or otherwise issuable.

15.          Miscellaneous General Rules.

(a)            Share Issuances. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any Shares or any certificates or other evidence of Shares to be issued pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such Shares is in compliance with all Applicable Laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded. All Shares delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply all Applicable Laws, and the rules of any national securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any evidence or registry of such Shares to reference restrictions applicable to the Share. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(b)            Paperless Administration. Subject to Applicable Laws, the Administrator may make Awards and provide applicable disclosure and procedures for exercise of Awards, by an internet website, electronic mail or interactive voice response system for the paperless administration of Awards.

(c)            Applicable Currency. The Award Agreement shall specify the currency applicable to such Award. The Administrator may determine, in its sole discretion, that an Award denominated in one currency may be paid in any other currency based on the prevailing exchange rate as the Administrator deems appropriate. A Participant may be required to provide evidence that any currency used to pay the exercise price or purchase price of any Award was acquired and taken out of the jurisdiction in which the Participant resides in accordance with Applicable Laws, including foreign exchange control laws and regulations.

(d)            Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

(e)            Government and Other Regulations. The obligation of the Company to make payment of awards in Share or otherwise shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register any of the Shares paid pursuant to the Plan under any Applicable Laws. If the Shares paid pursuant to the Plan may in certain circumstances be exempt from registration under Applicable Laws the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(f)            Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

(g)            Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(h)            Fractional Shares. No fractional Share shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(i)            No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Participants, Employees, Consultants or any other persons uniformly.

(j)            Taxes. No Shares shall be delivered, and no payment shall be made under the Plan to any Participant until such Participant has made arrangements acceptable to the Administrator for the satisfaction of Taxes and any other costs and expenses in connection with the grant, exercise or vesting of Awards and/or the issuance and delivery of the Shares. The Company or the relevant Group Member shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Taxes. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to satisfy Taxes by having the Company withhold Shares otherwise issuable under an Award having a Fair Market Value equal to the Taxes. Notwithstanding any other provision of the Plan, the number of Shares otherwise issuable under an Award which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award (or a portion thereof) after such Shares were acquired by the Participant from the Company) in order to satisfy all Taxes, unless specifically approved by the Administrator, be limited to the number of Shares otherwise issuable under an Award which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of the Taxes required to be withheld in connection with such event. The Fair Market Value of the Shares otherwise issuable under an Award to be withheld shall be determined on the date that the amount of Taxes to be withheld is to be determined. All elections by the Participants to have Shares otherwise issuable under an Award withheld for this purpose (as approved by the Administrator) shall be made in such form and under such conditions as the Administrator may deem necessary or advisable. The Administrator shall determine the Fair Market Value of the Shares, consistent with Applicable Law, for Taxes due in connection with a broker-assisted cashless Option exercise involving the sale of Shares, if any, to pay the Option exercise price or any Taxes.

(k)            Buy-Out. In the sole discretion of the Administrator, any Award (in whole or in part) under the Plan may be settled in cash or other property in lieu of Shares; provided, however, payment in cash or other property in lieu of Shares shall not be made earlier than the time such Shares are deliverable pursuant to the terms of the Award. If any Award (in whole or in part) is settled in cash or other property in lieu of Shares, the number of Shares subject to such Award (or such portion thereof) shall revert to the Plan and again be available for grant or award under the Plan.

(l)            Valuation. For purposes of Sections 14(c) where an Award is converted into or any underlying Share is substituted with cash or other property or securities (a "Substitute Property"), the valuation of such Award and its Substitute Property, or the exchange ratio between the two, shall be determined in good faith by the Administrator and supported by the valuation achieved in the relevant transaction, or in the absence of any such transaction, by an independent valuation expert selected by the Administrator.

(m)            Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary or Related Entity. Nothing in the Plan shall be construed to limit the right of the Company, any Subsidiary or any Related Entity (i) to establish any other forms of incentives or compensation for Service Providers, or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, securities or assets of any corporation, partnership, limited liability company, firm or association.

(n)            Section 409A. To the extent that the Administrator determines that any Award granted to a U.S. Person under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. The Administrator shall use commercially reasonable efforts to implement the provisions of this Section 15(n) in good faith; provided, that neither the Company, the Administrator nor any of the Company's employees, directors or representatives shall have any liability to any Participant with respect to this Section 15(n).

(o)            Indemnification. To the extent allowable pursuant to Applicable Laws, the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Memorandum and Articles of Association, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(p)            Plan Language. The official language of the Plan shall be English. To the extent that the Plan or any Award Agreements are translated from English into another language, the English version of the Plan and Award Agreements will always govern, in the event that there are inconsistencies or ambiguities which may arise due to such translation.

(q)            Other Provisions. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

16.          Amendment and Termination of the Plan.

(a)            Effective Date; Term of Plan. This Plan shall become effective as determined by the Board but no Options or Share Appreciation Rights granted under this Plan shall be exercised, the Company's right to repurchase Restricted Shares shall not lapse, no Dividend Equivalents shall be paid and no Shares shall be issued under a Restricted Share Unit or in the form of a Share Payment unless and until this Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date this Plan is adopted by the Board. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 16.

(b)            Amendment and Termination. The Board in its sole discretion may terminate this Plan at any time. The Board may amend this Plan at any time in such respects as the Board may deem advisable; provided, however, that to the extent necessary and desirable to comply with Applicable Laws, or stock exchange rules, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(c)            Effect of Termination. Except as otherwise provided in Section 14, any amendment or termination of this Plan shall not affect Awards previously granted or issued, as the case may be, and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the affected Participant and the Company, which agreement must be in writing and signed by such Participant and the Company.

17.          Certain Securities Law Matters and Other Regulations.

(a)          The obligation of the Company to settle Awards in Shares or other consideration shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the U.S. Securities Act or unless the Company has received an opinion of counsel, satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the U.S. Securities Act any of the Shares to be offered or sold under the Plan.

(b)          The Administrator may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of Shares from the public markets, the Company's issuance of the Shares to the Participant, the Participant's acquisition of the Shares from the Company and/or the Participant's sale of Shares to the public markets, illegal, impracticable or inadvisable. If the Administrator determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the Shares would have been vested or delivered, as applicable), over (B) the aggregate exercise price or base amount or any amount payable as a condition of delivery of Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(c)          Notwithstanding any provision of the Plan to the contrary, in no event shall a Participant be permitted to exercise an Option in a manner that the Administrator determines would violate the United States Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the U.S. Securities Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

18.           Joining a Competitor; Termination for Cause.

(a)          (A) All Awards (whether vested or unvested) shall be cancelled as of the date of termination of the Participant as a Service Provider; (B) all Shares issued pursuant to any Award (or a portion thereof) shall be subject to repurchase by the Company at (x) the original purchase price of such Shares, or (y) the par value of such Shares, if such Shares are issued in exchange for services which shall be considered the original purchase price, or (z) the par value of such Shares, if such Shares are issued under Restricted Share Units or as Share Payments; and (C) all proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award (or a portion thereof), or upon the receipt or resale of any Shares underlying any Award (or a portion thereof), must be paid to the Company, if:

(i)           within twelve (12) months of termination as a Service Provider or such other period determined by the Administrator and set forth in the applicable Award Agreement, the Participant (1) directly or indirectly, establishes, incorporates, forms, enters into, or participates in the Business as an owner, partner, principal or shareholder or other proprietor (other than through a purchase on the open market, solely as a passive investment, of not more than five percent (5%) of the interest) of any Competitor, (2) has become, is or becomes an officer, director, employee, consultant, adviser of, or otherwise, directly or indirectly, enter the employ of, continues any employment with or renders any services to or for, any Competitor, or (3) knowingly performs or has performed any act that may confer a competitive benefit or advantage upon any Competitor (in each case as determined by the Administrator); or

(ii)           a Participant is Terminated for Cause.

(b)           Any unissued Shares covered by such cancelled Awards and any issued Shares repurchased at the original purchase price or par value pursuant to this Section 18 shall revert to the Plan and again be available for grant or award under the Plan.

19.          Governing Law.

This Plan shall be governed by the laws of the Cayman Islands.

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I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Yulong Eco-Materials Limited on October 24, 2015.

Executed on this 24th day of October 2015.

/s/ Zan Wu
Company Secretary

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I hereby certify that the foregoing Plan was approved by the shareholders of Yulong Eco-Materials Limited on December __, 2015.

Executed on this_____ day of December 2015.

Company Secretary